SUBSCRIPTION AGREEMENT

                           DATED AS OF APRIL 27, 2004

                                 BY AND BETWEEN

                            HARKEN ENERGY CORPORATION

                                       AND

                        ALEXANDRA GLOBAL MASTER FUND LTD.

               ---------------------------------------------------

                      SERIES J CONVERTIBLE PREFERRED STOCK

                                       AND

                         COMMON STOCK PURCHASE WARRANTS

                                       AND

                             UNIT PURCHASE WARRANTS

                            HARKEN ENERGY CORPORATION

                             SUBSCRIPTION AGREEMENT

                                TABLE OF CONTENTS

1.       DEFINITIONS. 1

2.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.                              8
         (a)      Subscription.                                               8
         (b)      Form of Payment.                                            8
         (c)      Closing.                                                    9

3.       REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER.           9
         (a)      Acquisition for Investment.                                 9
         (b)      Accredited Investor.                                        9
         (c)      Reoffers and Resales.                                       9
         (d)      Company Reliance.                                           9
         (e)      Information Provided.                                      10
         (f)      Absence of Approvals.                                      10
         (g)      Subscription Agreement.                                    10
         (h)      Buyer Status.                                              11
         (i)      Absence of Reliance.                                       11

4.       REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.        11
         (a)      Organization and Authority.                                11
         (b)      Qualifications.                                            11
         (c)      Capitalization.                                            11
         (d)      Concerning the Shares and the Common Stock.                12
         (e)      Corporate Authorization.                                   12
         (f)      Non-contravention.                                         12
         (g)      Approvals, Filings, Etc.                                   13
         (h)      Information Provided.                                      13
         (i)      Conduct of Business.                                       13
         (j)      SEC Filings.                                               14
         (k)      Absence of Certain Proceedings.                            14
         (l)      Liabilities.                                               14
         (m)      Absence of Certain Changes.                                14
         (n)      Internal Accounting Controls.                              15
         (o)      Compliance with Law.                                       15
         (p)      Labor Relation.                                            15
         (q)      Insurance.                                                 15
         (r)      Tax Matters.                                               15
         (s)      Investment Company.                                        15
         (t)      Absence of Brokers, Finders, Etc.                          15

         (u)      No Solicitation; No Integrated Offering.                   15
         (v)      Absence of Rights Agreement.                               16

5.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS.                              16
         (a)      Transfer Restrictions.                                     16
         (b)      Restrictive Legends.                                       17
         (c)      Accounting Treatment.                                      18
         (d)      Form D.                                                    18
         (e)      AMEX Listing; Reporting Status.                            18
         (f)      Use of Proceeds.                                           18
         (g)      State Securities Laws.                                     18
         (h)      Limitation on Certain Actions.                             19
         (i)      Best Efforts.                                              19

6.       CONDITIONS TO THE COMPANY'S OBLIGATIONS TO SELL AND ISSUE.          19

7.       CONDITIONS TO THE BUYER'S OBLIGATIONS TO PURCHASE.                  19

8.       REGISTRATION RIGHTS.                                                20
         (a)      Mandatory Registration.                                    20
         (b)      Obligations of the Company.                                22
         (c)      Obligations of the Buyer and Other Investors.              25
         (d)      Rule 144.                                                  26

9.       INDEMNIFICATION AND CONTRIBUTION.                                   26
         (a)      Indemnification.                                           26
         (b)      Contribution.                                              28
         (c)      Other Rights.                                              28

10.      MISCELLANEOUS.                                                      28
         (a)      Governing Law.                                             28
         (b)      Headings.                                                  28
         (c)      Severability.                                              28
         (d)      Notices.                                                   28
         (e)      Counterparts.                                              29
         (f)      Entire Agreement; Benefit.                                 29
         (g)      Waiver.                                                    29
         (h)      Amendment.                                                 29
         (i)      Further Assurances.                                        30
         (j)      Assignment of Certain Rights and Obligations.              30
         (k)      Expenses.                                                  30
         (l)      Termination.                                               31
         (m)      Survival.                                                  31
         (n)      Public Statements, Press Releases, Etc.                    32

         (o)      Construction.                                              32

ANNEXES

Annex I           Form of Certificate of Designations
Annex II          Form of Unit Purchase Warrant
Annex III         Form of Common Stock Purchase Warrant

Annex IV          Form of Opinion of Company Counsel to Be Delivered on Closing
                  Date
Annex V Form of Opinion of Company Counsel to Be Delivered upon Effectiveness of the Registration Statement

Annex VI          Form of Selling Security Holder Questionnaire

                             SUBSCRIPTION AGREEMENT

                  THIS SUBSCRIPTION AGREEMENT, dated as of April 27, 2004 (this "Agreement"), by and between HARKEN ENERGY CORPORATION, a Delaware corporation (the "Company"), with headquarters located at 580 West Lake Park Boulevard, Suite 600, Houston, Texas 77079, and ALEXANDRA GLOBAL MASTER FUND LTD, a British Virgin Islands company (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS, the Company wishes to sell, and the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of Series J Convertible Preferred Stock of the Company which will be convertible into shares of Common Stock (such capitalized term and all other capitalized terms used in this Agreement having the respective meanings provided in Section
1); and

                  WHEREAS, in connection with the issuance of the Preferred Shares, the Company is issuing to the Buyer the Warrant to purchase Common Stock and the Unit Purchase Warrants to purchase additional Preferred Shares and Warrants on the terms provided herein;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. DEFINITIONS.

                  (a) As used in this Agreement, the terms "Agreement," "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                  (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                  (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additional Dividend Event" shall have the meaning provided or to be provided in the Certificate of Designations.

                  "Additional Preferred Shares" means the shares of Series J Preferred Stock issued or issuable upon exercise of the Unit Purchase Warrants.

                  "Additional Registrable Securities" means any shares of Common Stock which are included within the definition of Registrable Securities but not included in any Registration Statement pursuant to Section 8(a)(1).

                  "Additional Warrants" means the Common Stock Purchase Warrants in the form of ANNEX II to this Agreement issued or issuable upon exercise of the Unit Purchase Warrants.

                  "Alternative Stock Exchange" means any other national or regional stock exchange or quotation service such as the Nasdaq Market System or any similar quotation service maintained by the National Quotation Bureau or any successor thereto.

                  "AMEX" means the American Stock Exchange, Inc.

                  "Approved Market" means the AMEX, the Nasdaq National Market or the New York Stock Exchange, Inc.

                  "Arrearage Interest" shall have the meaning provided or to be provided in the Certificate of Designations.

                  "Blackout Period" means the period of up to an aggregate of 20 Trading Days in any period of 365 consecutive days, in each case commencing on the day immediately after the date the Company notifies the Investors that they are required, pursuant to Section 8(c)(4), to suspend offers and sales of Registrable Securities pursuant to the Registration Statement as a result of an event or circumstance described in Section 8(b)(5)(A), during which period, by reason of Section 8(b)(5)(B), the Company is not required to amend the Registration Statement or to supplement the Prospectus; provided, however, that
(1) no Blackout Period may exceed ten consecutive Trading Days in any period of 120 consecutive days and (2) no Blackout Period may commence sooner than 60 days after the end of a prior Blackout Period.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Certificate of Designations" means the Certificate of Designations of Series J Convertible Preferred Stock in the form of ANNEX I to this Agreement, as the same is filed with the Secretary of State of the State of Delaware.

                  "Claims" means any losses, claims, damages, liabilities or expenses, including, without limitation, reasonable fees and expenses of legal counsel (joint or several), incurred by a Person.

                  "Closing Date" means 12:00 noon, New York City time, on April 28, 2004 or such other time as is mutually agreed between the Company and the Buyer.

                  "Closing Warrants" means the Common Stock Purchase Warrants in the form of ANNEX III to this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published interpretations thereof.

                  "Common Shares" means the Conversion Shares and the Warrant Shares.

                  "Common Stock" means the Common Stock, $.01 par value, of the Company.

                  "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Conversion Price" shall have the meaning to be provided or provided in the Certificate of Designations.

                  "Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Preferred Shares and the Additional Preferred Shares, if any.

                  "DGCL" means the General Corporation Law of the State of Delaware.

                  "Encumbrances" means all mortgages, deeds of trust, claims, security interests, liens, pledges, leases, subleases, charges, escrows, options, proxies, rights of occupancy, rights of first refusal, preemptive rights, covenants, conditional limitations, hypothecations, prior assignments, easements, title retention agreements, indentures, security agreements or any other encumbrances of any kind.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder and published interpretations thereof.

                  "Event Period" means (x) an Optional Redemption Event shall have occurred with respect to which the Buyer shall be entitled to exercise redemption rights under Section 11 of the Certificate of Designations or with respect to which the Buyer shall have exercised such rights and the Company shall not have paid, or deposited in accordance with Section 15(c) of the Certificate of Designations, the Optional Redemption Price or (y) an Additional Dividend Event, or an event which, with notice or passage of time, or both, would become an Additional Dividend Event, shall have occurred and be continuing.

                  "GAAP" means United States generally accepted accounting principles.

                  "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder offering or selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such underwriter or stockholder within the meaning of the 1933 Act or the 1934 Act.

                  "Indemnified Person" means the Buyer and each other Investor who beneficially owns or holds Registrable Securities included in the Registration Statement and each other Investor who offers or sells Registrable Securities included in the Registration Statement in the manner permitted under this Agreement, the directors, if any, of the Buyer or such Investor, the officers (or persons performing similar functions), if any, of the Buyer and any such Investor, each Person, if any, who controls the Buyer or any such Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the Prospectus, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act.

                  "Investor" means the Buyer and any permitted transferee or assignee who agrees to become bound by the provisions of Sections 5(a), 5(b), 5(c), 8, 9, and 10.

                  "Majority   Holders"   means  at  any  time  the   holders  of
outstanding shares of Preferred Stock which shares constitute a majority of the outstanding shares of Preferred Stock.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

                  "Optional Redemption Event" shall have the meaning to be provided or provided in the Certificate of Designations.

                  "Optional Redemption Price" shall have the meaning to be provided or provided in the Certificate of Designations.

                  "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association, or similar entity or any government, governmental agency or political subdivision.

                  "Preferred Shares" means the shares of Preferred Stock to be purchased by the Buyer pursuant to this Agreement, as set forth on the signature page of this Agreement.

                  "Preferred   Stock"  shall  mean  the  Series  J   Convertible
Preferred Stock, $1.00 par value, of the Company.

                  "Prospectus" means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto, including any documents or information incorporated therein by reference.

                  "Purchase Price" means the aggregate purchase price for the Preferred Shares set forth on the signature page of this Agreement.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Questionnaire"    means   the   Selling    Security    Holder
Questionnaire in the form attached hereto as EXHIBIT VI and completed by the Buyer and furnished to the Company in connection with this Agreement.

                  "Record" shall mean all pertinent financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries subject to inspection for the purposes provided in Section 8(b)(9).

                  "register," "registered," and "registration" refer to a registration effected by preparing and filing with the SEC of a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  "Registrable Securities" means (1) the Common Shares, (2) if the Common Stock is changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities on or after the date the Certificate of Designations is filed with the Secretary of State of the State of Delaware, such other stock or other securities which are issued or issuable in respect of or in lieu of the Common Shares and (3) if any other securities are issued to holders of the Common Stock (or such other shares or other securities into which or for which the Common Stock is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Common Shares.

                  "Registration Default Period" means the period during which any Registration Event occurs and is continuing.

                  "Registration Event" means the occurrence of any of the following events:

                  (i) the Company fails to file with the SEC the Registration Statement on or before the date by which the Company is required to file the Registration Statement pursuant to Section 8(a)(1),

                  (ii) the Registration Statement covering Registrable Securities is not declared effective by the SEC within 60 days following the Closing Date; provided, however, that if the Registration Statement is subject to review by the SEC staff, such effective date shall be within 90 days following the Closing Date,

                  (iii) after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to
         Section 8(b)(5), or

                  (iv) the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market which at the time constitutes the principal market for the Common Stock.

                  "Registration Period" means the period from the SEC Effective Date to the earliest of

                  (i) the date which is two years after the later of (x) the Closing Date and (y) the date upon which the Unit Purchase Warrants are exercised,

                  (ii) if the Warrants have been fully exercised, such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period or on the manner of sale, and

                  (iii) the date on which the Investors no longer own or have any right to acquire any Registrable Securities.

                  "Registration Statement" means a registration statement on Form S-3 (or if Form S-3 is then not available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities) of the Company under the 1933 Act, including any amendment thereto, which names the Investors as selling stockholders (including any documents or information incorporated therein by reference, whether before or after the SEC Effective Date).

                  "Regulation D" means Regulation D under the 1933 Act.

                  "Required Information" means, with respect to any Investor, all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the 1933 Act to effect the registration of the resale by such Investor of such Registrable Securities.

                  "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a delayed or continuous basis.

                  "Rule 144" means Rule 144 under the 1933 Act or any other similar rule or regulation of the SEC that may at any time provide a "safe harbor" exemption from registration under the 1933 Act so as to permit a holder of securities to sell such securities to the public without registration under the 1933 Act.

                  "Rule 144A" means Rule 144A under the 1933 Act or any successor rule thereto.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 8.

                  "SEC Reports" means the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2003, (2) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and (3) the Company's definitive proxy statement for its 2003 Annual Meeting of Stockholders, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

                  "Securities" means the Shares, the Warrants and the Unit Purchase Warrants.

                  "Series J Preferred Stock" means the Series J Preferred Stock, no par value, of the Company.

                  "Shares" means the Preferred Shares, the Additional Preferred Shares and the Common Shares.

                  "Stated Value" shall have the meaning to be provided or provided in the Certificate of Designations.

                  "Stock Option Plans" means the Company's 1993 Stock Option and Restricted Stock Plan and the Company's 1996 Stock Option and Restricted Stock Plan.

                  "Subscription Form" means the Subscription Form relating to the Warrants.

                  "Subsidiary" means the material subsidiaries of the Company, if any, set forth in the SEC Reports.

                  "Trading Day" means any day (other than a Saturday or Sunday) on which the American Stock Exchange or the Alternative Stock Exchange, as the case may be, is open for business.

                  "Transaction Documents" means, individually or collectively, this Agreement, the Securities, the Certificate of Designations and the other agreements, instruments and documents contemplated hereby and thereby.

                  "Transfer Agent" means American Stock Transfer, or any successor thereof selected by the Company and reasonably acceptable to the Majority Holders, serving as transfer agent and registrar for the Common Stock, conversion agent for the Preferred Stock and exercise agent for the Warrants.

                  "2003 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                  "Unit Purchase Warrants" means the Unit Purchase Warrants to purchase Units, in the form of ANNEX II to this Agreement.

                  "Units" means the units issuable upon exercise of the Unit Purchase Warrants, each unit consisting of (x) one Additional Preferred Share and (y) an Additional Warrant to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock underlying one Additional Preferred Share.

                  "Violation" means

                  (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

                  (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

                  (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

                  (iv) any breach or alleged breach by any Person other than the Buyer of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents.

                  "VWAP" of any security on any Trading Day means the volume-weighted average closing price of such security on such Trading Day on the Principal Market, as reported by Bloomberg Financial, L.P. (based on a Trading Day from 9:30 a.m., Eastern Time, to 4:00 p.m., Eastern Time, using the AQR Function, for such Trading Day; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustments from time to time for stock splits, stock dividends, combinations, and capital reorganizations, as applicable.

                  "Warrants" means the Closing Warrants and the Additional Warrants.

                  "Warrant Shares" means the shares of Common Stock issuable or issued upon exercise of the Warrants.

                  2. AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                  (a) Subscription. Upon the terms and subject to the conditions of this Agreement, the Buyer hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the number of Preferred Shares set forth on the signature page of this Agreement, having the terms and conditions as set forth in the Certificate of Designations in the form of ANNEX I to this Agreement, at the price per share and for the Purchase Price set forth on the signature page of this Agreement. The Purchase Price shall be payable in United States Dollars. In connection with the purchase and sale of the Preferred Shares, the Company will issue to the Buyer the Closing Warrants initially entitling the holder to purchase the number of shares of Common Stock set forth on the signature page of this Agreement and the Unit Purchase Warrants initially entitling the holder to purchase the number of Units set forth on the signature page of this Agreement.

                  (b) Form of Payment. Payment by the Buyer of the Purchase Price to the Company on the Closing Date shall be made by wire transfer of immediately available funds to:

                  J.P. Morgan Chase Bank Houston, Texas

                  ABA No.:  11000609

                  For credit to account No.:  08805216221
                  For credit to the account of Harken Energy Corporation

                  Reference:  Alexandra

                  (c) Closing. The issuance and sale of the Preferred Shares and the issuance of the Closing Warrants and the Unit Purchase Warrants shall occur on the Closing Date at the Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York. At the closing, upon the terms and subject to the conditions of this Agreement, (1) the Company shall issue and deliver to the Buyer the Preferred Shares, the Closing Warrants and the Unit Purchase Warrants, registered in the name of the Buyer or its nominee, against payment by the Buyer to the Company of an amount equal to the Purchase Price, and (2) the Buyer shall pay to the Company an amount equal to the Purchase Price, against delivery by the Company to the Buyer of the Preferred Shares, the Closing Warrants and the Unit Purchase Warrants.

                  3. REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  (a) Acquisition for Investment. The Buyer is purchasing the Preferred Shares and acquiring the Closing Warrants and the Unit Purchase Warrants and will acquire the Common Shares issued upon conversion of the Preferred Shares and Additional Preferred Shares, if any, prior to the second anniversary of the issuance of such Preferred Shares or Additional Preferred Shares, as the case may be, or issued upon each exercise of the Warrants prior to the second anniversary of the Closing Date or acquired upon exercise of the Warrants by payment for the Warrant Shares in cash at any time, for its own account, for investment, and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; the Buyer will acquire any Common Shares issued to the Buyer prior to the SEC Effective Date, for its own account, for investment, and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act prior to the SEC Effective Date.

                  (b) Accredited Investor. The Buyer is an "accredited investor" as that term is defined in Rule 501 of Regulation D by reason of Rule 501(a)(3) thereof;

                  (c) Reoffers and Resales.

The Buyer will not, directly or indirectly, offer, sell, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire) any of the Securities unless registered under the 1933 Act, pursuant to an exemption from registration under the 1933 Act or in a transaction not requiring registration under the 1933 Act;

                  (d) Company Reliance. The Buyer understands that: (1) the Preferred Shares are being offered and sold to the Buyer; (2) the Unit Purchase Warrants are being offered and issued to the Buyer; (3) the Closing Warrants are being offered and issued to the Buyer; (4) upon exercise of the Unit Purchase Warrants, the Additional Preferred Shares and the Additional Warrants are being issued to the Buyer (5) upon conversion of the Preferred Shares prior to the second anniversary of the Closing Date and upon conversion of the Additional Preferred Shares, if any, prior to the second anniversary of the exercise of the

Unit Purchase Warrants, the Conversion Shares issued upon such conversions will be issued to the Buyer; and (6) upon exercise of the Closing Warrants at any time prior to the second anniversary of the Closing Date and the Additional Warrants at any time prior to the second anniversary of the exercise of the Unit Purchase Warrants or upon cash exercise of the Warrants, the Warrant Shares issued upon such exercise will be issued to the Buyer, in each such case in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire or receive an offer to acquire the Securities;

                  (e) Information Provided. The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiaries and information relating to the offer and sale of the Preferred Shares and issuance of the Warrants and the Unit Purchase Warrants, and the offer of the Common Shares deemed relevant by them (assuming the accuracy and completeness of the SEC Reports and of the Company's responses to the Buyer's requests); the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company concerning the terms of the offering of the Securities and the business, properties, operations, condition (financial or other), results of operations and prospects of the Company and the Subsidiaries and have received satisfactory answers to any such inquiries (assuming the accuracy and completeness of the SEC Reports and the Company's responses to the Buyer's requests); without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports; in connection with its decision to purchase the Preferred Shares and to acquire the Unit Purchase Warrants and the Warrants, the Buyer has relied solely upon the SEC Reports, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the other Transaction Documents, as well as the due diligence investigation of the Company and the Subsidiaries completed by the Buyer and its advisors, if any; the Buyer understands that its investment in the Securities involves a high degree of risk; and the Buyer understands that the offering of the Preferred Shares and the Warrants and the Unit Purchase Warrants is being made to the Buyer as part of an offering without any minimum or maximum amount of the offering (subject, however, to the right of the Company at any time prior to execution and delivery of this Agreement by the Company, in its sole discretion, to accept or reject an offer by the Buyer to purchase the Preferred Shares and to acquire the Unit Purchase Warrants and the Warrants);

                  (f) Absence of Approvals. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities;

                  (g) Subscription Agreement. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed or to be executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered on behalf of the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law;

                  (h) Buyer Status. The Buyer is not a "broker" or "dealer" as those terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act; and

                  (i) Absence of Reliance. The Buyer acknowledges that, other than as expressly set forth in this Agreement and the other Transaction Documents, the Company has not made, and the Buyer has not relied upon, any representation or warranty as to the merits of an investment in the Preferred
Shares or the income tax consequences to the Buyer of the transactions contemplated by this Agreement.

                  4.  REPRESENTATIONS,   WARRANTIES,   COVENANTS,  ETC.  OF  THE
COMPANY.

                  The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                  (a) Organization and Authority. The Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (i) the Company and each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents being executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby.

                  (b) Qualifications. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

                  (c) Capitalization. The capitalization of the Company as of April 26, 2004 is as described in Schedule 4(c) attached hereto. The Company has not issued any capital stock since such date other than pursuant to the exercise of employee stock options under the Company's Stock Option Plans, the issuance of shares of Common Stock to employees pursuant to the Company's Stock Option Plans and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities or as disclosed in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and all of such options, warrants and other rights have been duly authorized by the Company. None of the holders of such outstanding shares of capital stock is subject to personal liability solely by reason of being such a holder. None of the outstanding shares of capital stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

                  (d) Concerning the Shares and the Common Stock. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with this Agreement and the Additional Preferred Shares, when issued and paid for in accordance with the Unit Purchase Warrants, and the Conversion Shares, when issued upon conversion of the Preferred Shares and the Additional Preferred Shares, and the Warrant Shares, when issued upon exercise of the Warrants, in each such case will be duly and validly issued, fully paid and non-assessable. The Common Stock is listed for trading on the AMEX, the Company and the Common Stock meet the criteria for continued listing and trading on the AMEX, and no suspension of trading in the Common Stock is in effect.

                  (e) Corporate Authorization. This Agreement and the other Transaction Documents have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement is, and the Certificate of Designations, when executed by the Company and filed with the Secretary of State of the State of Delaware, will be, and the Warrants and the Unit Purchase Warrants, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

                  (f) Non-contravention. The execution and delivery of the Transaction Documents by the Company, the issuance of the Securities as contemplated by the Transaction Documents and the completion by the Company of the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or any Subsidiary, (ii) conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Transaction Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or any Subsidiary to make use thereof.

                  (g) Approvals, Filings, Etc. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company or any Subsidiary for (1) the execution, delivery and performance by the Company of the Transaction Documents, (2) the issuance and sale of the Securities as contemplated by the Transaction Documents, and (3) the performance by the Company of its other obligations under the Transaction Documents, other than (A) approval by AMEX for the listing of the Common Shares on the AMEX, (B) registration of the resale of the Common Shares under the 1933 Act as contemplated by Section 8, (C) as may be required under applicable state securities or "blue sky" laws, and (D) filing of one or more Forms D with respect to the Securities as required under Regulation D.

                  (h) Information Provided. The written information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in Section 3(e), does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 4(h), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 4(h) to the extent that a statement in any document included in such information which was prepared and furnished to the Buyer on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states.

                  (i) Conduct of Business. Except as set forth in the SEC Reports, since December 31, 2003, neither the Company nor any Subsidiary has (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (iv) conducted its business in a manner materially different from its business as conducted on December 31, 2003; (v) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock; or (vi) consummated or entered into any agreement with respect to, any transaction or event which would constitute an Optional Redemption Event. Except as disclosed in the SEC Reports, the Company and each Subsidiary owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its business and operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole.

                  (j) SEC Filings. Except for the Company's Form 10-K/A for the year ended December 31, 2002 which was not timely filed, the Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since December 31, 2002. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. As of April 30, 2004 the Company will meet the requirements for the use of Form S-3 for the registration of the resale of the Registrable Securities.

                  (k) Absence of Certain Proceedings. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or, to the knowledge of the Company or any Subsidiary, threatened against or affecting the Company or any Subsidiary, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by the Transaction Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Transaction Documents; and to the best of the Company's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or any current or former director or officer of the Company.

                  (l) Liabilities. The consolidated financial statements included in the 2003 10-K present fairly the consolidated financial position, consolidated results of operations and consolidated cash flows of he Company and the Subsidiaries, at the dates and for the periods covered thereby, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby. Except to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, neither the Company nor any Subsidiary (1) has any liability, debt or obligation, whether accrued, absolute, contingent or otherwise, and whether due or to become due which, individually or in the aggregate, are material to the Company and the Subsidiaries, taken as a whole, or (2) has incurred any liability, debt or obligation of any nature whatsoever subsequent to December 31, 2003 which is, individually or in the aggregate, material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of their respective businesses.

                  (m) Absence of Certain Changes. Since December 31, 2003, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, except as disclosed in the SEC Reports.

                  (n) Internal Accounting Controls. The Company maintains a system of internal accounting controls for the Company and the Subsidiaries which meets the requirements of Section 13(b)(2) of the 1934 Act in all material respects.

                  (o) Compliance with Law. Neither the Company nor any Subsidiary is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole; and to the knowledge of the Company there is no pending investigation which would reasonably be expected to lead to such a claim.

                  (p) Labor Relation. No material labor problem exists or, to the knowledge of the Company or any Subsidiary, is imminent with respect to any of the employees of the Company or any Subsidiary.

                  (q) Insurance. The Company and each Subsidiary maintains insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of its business and the value of its properties.

                  (r) Tax Matters. The Company and each Subsidiary has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or any Subsidiary which has had (nor does the Company or any Subsidiary have any knowledge of any tax deficiency which, if determined adversely to the Company or any Subsidiary, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company and the Subsidiaries, taken as a whole.

                  (s) Investment Company. Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

                  (t) Absence of Brokers, Finders, Etc. No broker, finder, or similar Person is entitled to any commission, fee, or other compensation by reason of the transactions contemplated by this Agreement other than J.P. Carey Securities, Inc., and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by J.P. Carey Securities, Inc., or any other Person for any such commission, fee or other compensation.

                  (u) No Solicitation; No Integrated Offering. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement or disclosed in the SEC Reports, and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person so as thereby to (1) cause the issuance or sale of any of the Securities to be in violation of
Section 5 of the 1933 Act or (2) require the integration of the offering of Securities with any other offering of securities for purposes of determining the need to obtain stockholder approval of the transactions contemplated hereby under the rules of AMEX.

                  (v) Absence of Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                  (w) Not Material. The transactions contemplated by this agreement and the other Transaction Documents do not constitute "material information" for purposes of the disclosure requirements of the AMEX. The Buyer shall not be in violation of any duty to the Company if, after the execution of this Agreement, they trade in securities of the Company, regardless of whether the transactions contemplated by this Agreement or the other Transaction Documents shall have been publicly disclosed by the Company.

                  5. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  (a) Transfer Restrictions. The Buyer acknowledges and agrees that (1) the Preferred Shares, the Additional Preferred Shares, the Unit Purchase Warrants and the Warrants have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in Section 8, the Common Shares have not been and are not being registered under the 1933 Act or any state securities laws, and that the Preferred Shares, the Additional Preferred Shares, the Unit Purchase Warrants, the Warrants and the Common Shares may not be transferred without such registration unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Preferred Shares, the Additional Preferred Shares, the Unit Purchase Warrants, the Warrants or the Common Shares to be transferred may be transferred without such registration or unless transferred in accordance with Rule 144A to a QIB; (2) no sale, assignment or other transfer of the Preferred Shares, the Additional Preferred Shares, the Unit Purchase Warrants, the Warrants or the Common Shares or any interest therein may be made except in accordance with the terms thereof; (3) the Common Shares are not transferable in the absence of registration under the 1933 Act and applicable state securities laws, or applicable exemptions therefrom; (4) any sale of the Common Shares under the Registration Statement shall be made only in compliance with the terms of this Section 5(a) and Section 8 (including, without limitation, Section 8(c)(5)); (5) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if the exemption provided by Rule 144 is not available, any resale of the Shares under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (6) the Company is under no obligation to register the Shares (other than registration of the resale of the Common Shares in accordance with Section 8) under the 1933 Act or, except as provided in

Sections 5(e) and 8, to comply with the terms and conditions of any exemption thereunder. Prior to the time particular Common Shares are eligible for resale under Rule 144(k), the Buyer may not transfer such Common Shares in a transaction which does not constitute a transfer thereof pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or in any supplement to the Prospectus unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that such Common Shares may be transferred without registration under the 1933 Act. Nothing in any of the Transaction Documents shall limit the right of a holder of the Securities to make a bona fide pledge thereof to an institutional lender and the Company agrees to cooperate with any Investor who seeks to effect any such pledge by providing such information and making such confirmations as reasonably requested.

                  (b) Restrictive Legends. (1) The Buyer acknowledges and agrees that the certificates for the Preferred Shares and Additional Preferred Shares, if any, shall bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares and Additional Preferred Shares, if any):

         These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). The issuance to the holder of these securities of the shares of common stock issuable upon conversion of these securities is not covered by a registration statement under the Act. These securities have been acquired, and such shares of common stock must be acquired, for investment and may not be sold, transferred or assigned unless (1) their resale is registered under the Act, (2) the Company has received an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required or (3) sold, transferred or assigned to a QIB pursuant to Rule 144A.

                  (2) The Buyer further acknowledges and agrees that the Unit Purchase Warrants and Warrants shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against the Warrants):

         This Warrant has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred or assigned unless (1) the resale hereof is registered under the Act, (2) the Company has received an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that such registration is not required or (3) sold, transferred or assigned to a QIB pursuant to Rule 144A.

                  (3) The Buyer further acknowledges and agrees that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by Section 8 or are eligible for resale under Rule 144(k) under the 1933 Act, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under the Act.

                  (4) Once the Registration Statement has been declared effective and for so long as such Registration Statement remains effective, or particular Common Shares are eligible for resale pursuant to Rule 144(k) under the 1933 Act, thereafter (A) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the SEC Effective Date or prior to the time of such eligibility, as the case may be, which bear such restrictive legend and remove any stop transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer and (B) the Company shall not place any restrictive legend on certificates for Common Shares subsequently issued or impose any stop transfer restriction thereon, unless the Registration Statement subsequently becomes withdrawn or otherwise ceases to be effective.

                  (c) Accounting Treatment. The Buyer acknowledges that the Company seeks to account for the Preferred Stock as permanent equity to be included in the stockholders equity portion of its balance sheet for financial reporting purposes in accordance with GAAP, and not as redeemable preferred stock which is considered outside permanent equity under GAAP. The Company believes that the terms of the Preferred Stock as set forth in the Certificate of Designations meet the requirements for classifying the Preferred Stock as permanent equity to be included in the stockholders equity portion of the Company's balance sheet in accordance with GAAP and not as redeemable preferred stock under GAAP, and the Buyer concurs in such determination.

                  (d) Form D. The Company agrees to file with the SEC on a timely basis a Form D with respect to the Securities as required to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

                  (e) AMEX Listing; Reporting Status. Prior to the Closing Date, the Company shall file with the AMEX an application or other document required by the AMEX for the listing of the Common Shares with the AMEX and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of the Common Shares on the AMEX prior to the Closing Date. So long as the Buyer beneficially owns any Preferred Shares, Additional Preferred Shares, the Unit Purchase Warrants or the Warrants or any Common Shares, the Company will use its best efforts to maintain the listing of the Common Stock on the AMEX or a registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act unless the 1934 Act or the rules and regulations thereunder would permit such termination.

                  (f) Use of Proceeds. The Company intends to use the proceeds of sale of the Securities for general working capital purposes and in the operation of the Company's business.

                  (g) State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Securities to the Buyer as contemplated by the Transaction Documents under such of the securities laws of jurisdictions in the United States as shall be applicable thereto. In connection with the foregoing obligations of the Company in this Section 5(g), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(g), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company, or
(5) to make any change in its charter or by-laws which the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish to the Buyer copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or prior to the Closing Date.

                  (h) Limitation on Certain Actions. From the date of execution and delivery of this Agreement by the parties hereto to the date of issuance of the Preferred Shares and the Warrant, the Company shall not take any action which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event, or with the giving of notice or the passage of time or both, would constitute an Optional Redemption Event.

                  6. CONDITIONS TO THE COMPANY'S OBLIGATIONS TO SELL AND ISSUE.

                  The Buyer understands that the Company's obligations to sell to the Buyer the Preferred Shares and to issue to the Buyer the Unit Purchase Warrants and the Closing Warrants on the Closing Date are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                  (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

                  (b) The representations and warranties of the Buyer contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on and as of the Closing Date and on or before the Closing Date the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the Closing Date.

                  7. CONDITIONS TO THE BUYER'S OBLIGATIONS TO PURCHASE.

                  The Company understands that the Buyer's obligations to purchase the Preferred Shares and to acquire the Unit Purchase Warrants and the Closing Warrants from the Company on the Closing Date are conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

                  (a) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

                  (b) The representations and warranties of the Company contained in this Agreement and each other agreement or instrument executed and delivered by the Company in connection with this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date; and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or therein and required to be performed by the Company on or before the Closing Date;

                  (c) No event which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the passage of time or both, would constitute an Optional Redemption Event shall have occurred and be continuing;

                  (d) The Company shall have delivered to the Buyer a certificate, dated the Closing Date, executed by a duly authorized officer of the Company to the effect set forth in subparagraphs (a),
         (b) and (c) of this Section 7;

                  (e) The Buyer shall have received satisfactory confirmation of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations, which shall continue to be filed and in full force and effect on the Closing Date;

                  (f) Common Shares shall have been approved for listing, subject to official notice of issuance, by the AMEX and the Buyer shall have received written evidence of such approval by the AMEX;

                  (g) The Buyer shall have received on the Closing Date an opinion of McGuireWoods LLP, counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of ANNEX IV to this Agreement;

                  (h) The Company shall have delivered to the Buyer a certificate, dated the Closing Date, of the Secretary or the Assistant Secretary of the Company certifying (1) the Articles of Incorporation and By-Laws of the Company as in effect on the Closing Date, and (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to the Transaction Documents and the transactions contemplated hereby and (3) such other matters as are customary and as reasonably requested by the Buyer; and

                  (i) On the Closing Date, (i) trading in securities on the New York Stock Exchange, Inc., the AMEX or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities.

                  8. REGISTRATION RIGHTS.

                  (a) Mandatory Registration. (1) The Company shall prepare promptly and, on or prior to the date which is 30 days after the Closing Date, file with the SEC the Registration Statement for the resale by the Buyer of a number of Registrable Securities equal to (A) the number of shares of Common Stock equal to at least the number of Common Shares issuable to the Buyer upon conversion of the Preferred Shares and the Additional Preferred Shares and one quarter-year of accrued and unpaid dividends on the Preferred Shares at the rate specified in the Certificate of Designations, determined at the Conversion Price which is applicable on the day the Registration Statement is filed with the SEC and (B) the number of Warrant Shares issuable upon exercise of the Warrants, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and the Additional Preferred Shares and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. If for any reason the SEC does not permit all of the Registrable Securities to be included in such Registration Statement, then the Company shall prepare and file with the SEC a separate Registration Statement with respect to any such Registrable Securities not included with the initial Registration Statements, as expeditiously as possible, but in no event later than the date which is 30 days after the date on which the SEC shall indicate as being the first date such filing may be made.

                  (2) If a Registration Event occurs, then the Company will make payments to the Buyer as partial liquidated damages for the minimum amount of damages to the Buyer by reason thereof, and not as a penalty, at the rate of 2% per month of the Purchase Price paid by the Buyer pursuant to this Agreement, for each calendar month of the Registration Default Period (pro rated for any period less than 30 days). Each such payment shall be due and payable within five (5) days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Buyer, and shall not constitute the Buyer's exclusive remedy for such events. The Registration Default Period shall terminate upon (u) the filing of the Registration Statement in the case of clause (i) of the definition of "Registration Event"; (v) the SEC Effective Date in the case of clause (ii) of the definition of "Registration Event"; (w) the ability of the Buyer to effect sales pursuant to the Registration Statement in the case of clause (iii) of the definition of "Registration Event"; (x) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause (iv) of the definition of "Registration Event"; and (y) in the case of the events described in clauses (ii) and (iii) of the definition of "Registration Event", the earlier termination of the Registration Period and in each such case any Registration Default Period that commenced by reason of the occurrence of such event shall terminate if at the time no other Registration Event is continuing. The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States. Amounts payable as liquidated damages hereunder shall cease when the Buyer no longer holds the Preferred Shares, the Additional Preferred Shares, the Unit Purchase Warrants, the Warrants or Registrable Securities; provided, however, that in no event shall the amount payable as liquidated damages pursuant to this Section 8(a)(3) be in excess of 8% of the Purchase Price paid by the Investor. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days, after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser amount that is permitted to be paid by applicable law) to the Investor, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

                  (3) At any time and from time to time, promptly following the written demand of the Investor following the issuance of any Additional Registrable Securities, and in any event within thirty (30) days following such written demand, the Company shall prepare and file with the SEC either a new Registration Statement or a post-effective amendment to a previously filed Registration Statement, to the extent permitted under the 1933 Act, on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statements as is then available to effect a registration for resale of the Additional Registrable Securities) covering the resale of the Additional Registrable Securities in an amount equal to the number of Additional Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), as determined by the Company and its legal counsel, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The

         Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 8(b) to the Investor and its counsel prior to its filing or other submission.

                  (4) In the event the Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) attempt to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  (b) Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                  (1) use its best efforts to cause the Registration Statement to become effective as promptly as possible after the Closing Date and to keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company shall notify the Investors of the effectiveness of the Registration Statement on the SEC Effective Date. The Company represents and warrants to the Investors that (a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
         (b) the Prospectus, at the time the Registration Statement is declared effective by the SEC and at all times that the Prospectus is required by this Agreement to be available for use by any Investor and, in accordance with Section 8(c)(4), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (2) subject to Section 8(b)(5),  prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period (other than during any Blackout Period during which the provisions of Section 8(b)(5)(B) are applicable), comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

                  (3) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (A) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, (A) five copies of the Registration Statement and any amendment thereto and the Prospectus and each amendment or supplement thereto, (B) one copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which each Investor hereby agrees to keep confidential as a confidential Record in accordance with Section 8(b)(9) and (C) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (4)  subject  to  Section   8(b)(5),   use  its   commercially
         reasonable efforts (A) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as any Investor who owns or holds any Registrable Securities reasonably requests, (B) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (C) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(4), (ii) to subject itself to general taxation in any such jurisdiction, (iii) to file a general consent to service of process in any such jurisdiction, (iv) to provide any undertakings that cause more than nominal expense or burden to the Company or (v) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (5) (A) as promptly as  practicable  after  becoming  aware of such event or circumstance, notify each Investor of the occurrence of an event or circumstance of which the Company has knowledge (x) as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor or any other Selling Stockholder named in the Prospectus of new or additional information about such Investor or selling stockholder or its intended plan of distribution of its Registrable Securities or other securities caused by the Registration Statement, as the case may be, so that the Prospectus does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; and

                  (B) notwithstanding Section 8(b)(5)(A) above, if at any time the Company notifies the Investors as contemplated by Section
         8(b)(5)(A) the Company also notifies the Investors that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective

         Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, however, that (A) the aggregate number of Trading Days on which any Blackout Period is in effect may not exceed ten consecutive Trading Days in any period of 120 consecutive days or 20 Trading Days (whether or not consecutive) in any period of 365 consecutive days; (B) the Company shall not be able to avail itself of its rights under this Section 8(b)(5)(B) with respect to more than three Blackout Periods in any period of 365 consecutive days; and (C) no Blackout Period may commence sooner than 60 days after the end of an earlier Blackout Period;

                  (6) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (7) permit the Investors who hold Registrable Securities being included in the Registration Statement and their legal counsel, at such Investors' sole cost and expense to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least three Business Days prior to their filing with the SEC and shall not file any such document to which any Investor reasonably objects;

                  (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the SEC Effective Date;

                  (9) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the AMEX or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (10) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

                  (11) cooperate with the Investors who hold Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in the Registration Statement and, if required by the Transfer Agent, to the Transfer Agent an opinion of counsel in the form of ANNEX V to this Agreement;

                  (12) during the Registration Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

                  (13) take all other reasonable  actions  necessary to expedite
         and  facilitate   disposition  by  the  Investors  of  the  Registrable
         Securities pursuant to the Registration Statement.

                  (c)  Obligations  of  the  Buyer  and  Other   Investors.   In
         connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (1) it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company the Required Information and shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the execution and delivery of this Agreement, the Buyer has completed and delivered to the Company the Questionnaire, which shall be deemed to provide all Required Information for purposes of the preparation and filing of the Registration Statement. Promptly after a request from the Company, the Investor will confirm or update the Required Information previously provided to the Company by the Investor;

                  (2)  each  Investor  by  such  Investor's  acceptance  of  the
         Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such
         Investor has notified the Company of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (3) each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as shall otherwise be in compliance with the registration requirements of applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

                  (4) each Investor acknowledges that there may occasionally be times as specified in Section 8(b)(5) or 8(b)(6) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus in accordance with Section 8(b)(5) or 8(b)(6) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor or files with the SEC an amended or supplemented Prospectus;

                  (5) in connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker, such Investor shall instruct such broker to deliver the Prospectus to the purchaser or purchasers (or the broker or brokers therefor) in connection with such sale and shall supply copies of the Prospectus to such broker or brokers, and
         (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and

                  (6) each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement.

                  (d) Rule 144. With a view to making available to each Investor the benefits of Rule 144, the Company agrees:

                  (1) so long as any Investor owns or has the right to acquire Registrable Securities, promptly upon request of such Investor, to furnish to such Investor such information as may be necessary, and otherwise reasonably to cooperate with such Investor, to permit such Investor to sell its Registrable Securities pursuant to Rule 144 without registration; and

                  (2) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, to use its commercially reasonable efforts to, upon the request of an Investor, to make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

                  9. INDEMNIFICATION AND CONTRIBUTION.

                  (a) Indemnification. (1) To the extent not prohibited by applicable law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation or any of the transactions contemplated by the Transaction Documents. Subject to the restrictions set forth in Section 9(a)(3) with respect to the number of legal counsel, the Company shall reimburse each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, an Indemnified Person shall not be entitled to indemnification under this
         Section 9(a)(1) for: (I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to such Indemnified Person furnished in writing to the Company by such Indemnified Person or an underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if the Prospectus or such amendment or supplement thereto was timely made available by the Company pursuant to Section

         8(b)(3); and (II) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the
         Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors. The Company and the Buyer agree that the information set forth in the Questionnaire is the only information furnished by the Buyer in writing expressly for use in connection with the preparation of the Registration Statement on or prior to the date hereof.

                  (2) In connection with the Registration Statement, each Investor whose Registrable Securities are included in the Registration Statement agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9(a)(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the Registration Statement or any amendment thereof or supplement thereto; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
         Section 9(a)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that each Investor shall be liable under this Section 9(a)(2) for only that amount of all Claims in the aggregate as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement exceeds the amount paid, directly or indirectly, by such Investor for such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented.

                  (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9(a) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9(a), deliver to the indemnifying party a notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all Indemnified

         Persons or Indemnified Parties, as the case may be, hereunder and one separate counsel in each jurisdiction in which a Claim is pending or threatened. The failure to deliver notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9(a), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 9(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (b) Contribution. To the extent any indemnification by an indemnifying party as set forth in Section 9(a) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9(a) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the Claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9(a), (b) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other Person who was not guilty of such fraudulent misrepresentation and (c) the contribution by any Investor in respect of all Claims in the aggregate shall be limited to the amount by which the proceeds received by such Investor from the sale of such Registrable Securities exceeds the amount paid, directly or indirectly, by such Investor for such Registrable Securities.

                  (c)  Other  Rights.  The   indemnification   and  contribution
         provided in this Section shall be in addition to any other rights and remedies available at law or in equity.

                  10. MISCELLANEOUS.

                  (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

                  (b) Headings. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (d) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be in writing and shall be sent by mail, personal delivery, by telephone line facsimile transmission or courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally, by telephone line facsimile transmission or by courier, in each case addressed to a party at such party's address (or telephone line facsimile transmission number) shown in the introductory paragraph or on the signature page of this Agreement or such other address (or telephone line facsimile transmission number) as a party shall have provided by notice to the other party in accordance with this provision. In the case of any notice to the Company, such notice shall be addressed to the Company at its address shown in the introductory paragraph of this Agreement,
         Attention: General Counsel (telephone line facsimile transmission number (281) 504-4040), and in the case of any notice to the Buyer, a copy shall be given to: Law Offices of Brian W Pusch, Penthouse Suite, 29 West 57th Street, New York, New York 10019 (telephone line facsimile transmission number (212) 980-7055. The Buyer hereby designates as its address for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations the address shown on the signature page of this Agreement until the Buyer shall designate another address for such purpose.

                  (e) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. A telephone line facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to
         (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement, or the date of execution and delivery of this Agreement by the Buyer and the Company, shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

                  (f) Entire Agreement; Benefit. This Agreement, including the Annexes and Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein and therein. This Agreement, including the Annexes and Schedules hereto, and the Letter Agreement supersede all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.

                  (g) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealing between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (h) Amendment. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given.

                  (i) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                  (j) Assignment of Certain Rights and Obligations. The rights of an Investor under Sections 5(a), 5(b), 8, 9, and 10 of this Agreement shall be automatically assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the Preferred Shares, Additional Preferred Shares, Unit Purchase Warrant or any Warrant) who is an "accredited investor" as that term is defined in Regulation D under the 1933 Act, only if: (1) such Investor agrees in writing with such transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (2) the Company is, within a reasonable time after such assignment, furnished with notice of (A) the name and address of such transferee and (B) the Securities with respect to which such rights and obligations are being assigned, (3) immediately following such assignment the further disposition of Registrable Securities by such transferee is restricted under the 1933 Act and applicable state securities laws, and (4) at or before the time the Company received the notice contemplated by clause (2) of this sentence the transferee agrees in writing with the Company (x) to be bound by all of the provisions contained in Sections 5(a), 5(b), 8, 9, and 10 hereof and
         (y) to complete and deliver to the Company promptly a Questionnaire. Upon any such assignment, the Company shall be obligated to such transferee to perform all of its covenants under Sections 5, 8, 9, and 10 of this Agreement as if such transferee were the Buyer; provided, however, that the Company shall remain obligated to such assigning investor notwithstanding such assignment. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment, and subject to receipt of a completed Questionnaire from the transferee, take such actions as shall be reasonably acceptable to the transferring Investor and such transferee to assure that the Registration Statement relating to the Registrable Securities involved in such transfer and the Prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which such rights and obligations have been so assigned.

                  (k) Expenses. The Company and the Buyer shall be responsible for their respective expenses (including, without limitation, their respective fees and expenses of their counsel) incurred by them in connection with the negotiation and execution of, and closing under, this Agreement except that the Company shall be obligated to pay or reimburse the legal fees and expenses and out-of-pocket due diligence expenses of the Investors, not in excess of $20,000. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers fees, accounting fees, and the fees and disbursements of counsel for the Company but excluding (a) fees and expenses of investment bankers retained by any Investor, (b) brokerage commissions incurred by any Investor and (c) fees and expenses of counsel for the Investors to the extent the same of counsel to the Investors, together with amounts paid or reimbursed by the Company to the Investors pursuant to the first sentence of this Section 10(k) exceed $20,000. The Company shall pay on demand all expenses incurred by the Buyer, including reasonable fees and expenses of counsel, as a consequence of, or in connection with the negotiation, preparation or execution of any amendment, modification or waiver of the Transaction Documents initiated by the Company. The Company shall pay on demand the expenses incurred by the Buyer, including reasonable fees and expenses of counsel, as a consequence of, or in connection with (1) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (2) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer. Except as otherwise provided in this Section 10(k), each of the Company and the Buyer shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

                  (l) Termination. (1) The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

                  (A) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

                  (B) any other condition of the Buyer's obligations hereunder is not fulfilled; or

                  (C) the closing shall not have occurred on a Closing Date on or before April 30, 2004, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

                  (2) The Company shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

                  (A) the Buyer shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

                  (B) any other condition of the Company's obligations hereunder is not fulfilled; or

                  (C) the closing shall not have occurred on a Closing Date on or before April 30, 2004, other than solely by reason of a breach of this Agreement by the Company;

so long as the Company is not in breach of this Agreement at the time it gives such notice. Any such termination shall be effective upon the giving of notice thereof by the Company. Upon such termination, neither the Company nor the Buyer shall have any further obligation to one another hereunder.

                  (m) Survival. The respective representations, warranties, covenants and agreements of the Company and the Buyer contained in this Agreement and the other Transaction Documents shall survive the execution and delivery of this Agreement and the other Transaction Documents and the closing hereunder and the delivery of and payment for the Preferred Shares and the Additional Preferred Shares, if any, and the issuance of the Unit Purchase Warrants and the Warrants and shall remain in full force and effect regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company.

                  (n) Public Statements, Press Releases, Etc. (1) The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations, including the 1933 Act and the rules and regulations promulgated thereunder (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  (2) Within two Business Days after the Closing Date, the Company will publicly report the issue and sale of the Preferred Shares, the Unit Purchase Warrants and the Closing Warrants by filing with the SEC a Current Report on Form 8-K under the 1934 Act which report shall describe the material terms, and include copies of, the Transaction Documents (or the forms thereof) as exhibits to such report.

                  (o) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.






                [Remainder of This Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers or other representatives thereunto duly authorized as of the date first set forth above and on the dates set forth below their respective signatures.

Number of Preferred Shares: 50,000

Price Per Share:  $ 100

Aggregate Purchase Price:  $5,000,000.00

Warrant Shares Initially Issuable Upon Exercise of Warrant: 2,873,563

Units Initially Issuable Upon Exercise of Unit Purchase Warrants: 10,000

                                     HARKEN ENERGY CORPORATION

                                     By: /s/ ELMER JOHNSTON
                                        ----------------------------------------
                                         Name:  Elmer Johnston
                                         Title: Vice President, Secretary and
                                                General Counsel

                                     Date:  April 27, 2004

                                     ALEXANDRA GLOBAL MASTER
                                        FUND LTD.

                                     BY: ALEXANDRA INVESTMENT
                                         MANAGEMENT, LLC,
                                         AS INVESTMENT ADVISOR

                                     By:  MIKHAIL FILIMONOV
                                        ----------------------------------------
                                         Name:  Mikhail Filimonov
                                         Title: Chairman & CEO

                                     Address:

                                     c/o Alexandra Investment Management, LLC
                                     767 Third Avenue
                                     39th Floor
                                     New York, New York 10017

                                     Facsimile No.:  (212) 301-1810

                                     Date:  April 27, 2004

                                Schedule 4 ( c )
              Shares Available for Issuance as of April 26, 2004







Total Authorized Shares of Common Stock                             275,000,000

TOTAL SHARES ISSUED                                                 194,297,775
                                                                    -----------

Authorized but Unissued Shares                                      80,702,225
Treasury Stock                                                         605,700
                                                                    -----------
Unissued Shares plus Treasury Stock                                 81,307,925

Shares Reserved for Future Issuance:

     4.25 % Euronote Conversion ($5,000,000/$1.25 per 4,000,000 Preferred Series G1 (295,372 x $100/$12.50 per sha2,362,976 Preferred Series G2 (27,150 x
     $100/$3.00 per share) 905,000  Preferred Series G3 (59,000 x $100/$0.50 per share11,800,000 Preferred Series G4 (77,517 x $100/$2.00 per share3,875,850
     Elliott Warrants 1,750,000

          Total Shares Reserved for Future Issuance                 24,693,826
                                                                    -----------

Shares Available for Issuance                                       56,614,099
                                                                    ===========

Total Shares Issued                                                 194,297,775
Treasury Stock                                                         605,700
                                                                    -----------

Total Shares Outstanding                                            193,692,075
Shares Reserved for Future Issuance                                 24,693,826
                                                                    -----------

Fully Diluted Shares                                                218,385,901
                                                                    ===========

                                                                      ANNEX I
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT



                          CERTIFICATE OF DESIGNATIONS
                                       OF
                      SERIES J CONVERTBLE PREFERRED STOCK


      Harken Energy Corporation, a Delaware corporation, DOES HEREBY CERTIFY:

      That, pursuant to the authority conferred upon the Board of Directors of said corporation by virtue of its certificate of incorporation as amended and in accordance with Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), said Board of Directors has duly adopted a resolution by unanimous written consent on March 24, 2004, providing for the issuance of a series of preferred stock, par value $1.00 per share, designated as Series J Convertible Preferred Stock, which resolution reads as follows:

      "RESOLVED, that the Board of Directors (the "BOARD OF DIRECTORS") of Harken Energy Corporation (the "CORPORATION") hereby authorizes the issuance of a series of preferred stock and fixes its designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof, as follows:

      Section 1. Designation. The distinctive serial designation of said series shall be "SERIES J CONVERTIBLE PREFERRED STOCK" (hereinafter called "SERIES J PREFERRED STOCK"). Each share of Series J Preferred Stock shall be identical in all respects with all other shares of Series J Preferred Stock.

      Section 2. Number of Shares. The number of authorized shares of Series J Preferred Stock shall be, in aggregate, 65,000 shares. The number of authorized shares of Series J Preferred Stock may be increased or reduced by the Board of Directors of the Corporation by the filing of a certificate pursuant to the provisions of the DGCL stating that the change has been so authorized. When shares of Series J Preferred Stock are purchased or otherwise acquired by the Corporation or converted into Common Stock, par value $0.01 per share, of the Corporation (the "COMMON STOCK"), the Corporation shall take all necessary action to cause the shares of Series J Preferred Stock so purchased or acquired to be canceled and reverted to authorized but unissued shares of preferred stock undesignated as to series. The Corporation shall not issue any shares of Series J Preferred Stock other than pursuant to the Subscription Agreement, unless such issuance shall have been approved by the Majority Holders.

      Section 3. Rank. The Series J Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, whether voluntary or involuntary, rank (i) junior to all claims of creditors, including holders of the Corporation's outstanding debt securities, (ii) senior to all classes of Common Stock and to each other class of preferred stock established hereafter by the Board of Directors of the Corporation, the terms of which expressly provide that it ranks junior to the Series J Preferred Stock as to dividend rights and rights on liquidation, winding up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock of the Corporation, as "JUNIOR STOCK"), and (iii) on a parity with each other class of preferred stock established or issued hereafter by the Board of Directors of the Corporation the terms of which expressly provide that such class or series shall rank on a parity with the Series J Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to as "PARITY STOCK"). The Series J Preferred Stock shall rank as Parity Stock to the Series G-1 Preferred Stock, Series G-2 Preferred Stock, Series G-3 Preferred Stock and Series G-4 Preferred Stock of the Corporation, previously authorized by the Board.

      Section 4. Dividends; Additional Dividend.

      (a) The holders of record, as of the Record Date therefor, of the outstanding shares of Series J Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends on the Series J Preferred Stock at a rate equal to $5.00 per share per annum (equivalent to 5% of the liquidation preference annually) (the "DIVIDEND RATE"), payable quarterly in arrears in cash or, at the option of the Corporation, in Freely Tradeable shares of the Corporation's Common Stock provided, however, that if an Additional Dividend Event shall have occurred then so long as any Additional Dividend Event shall continue the Dividend Rate shall be 11% percent per annum. If and when the Corporation shall elect from time to time to pay such dividends in shares of Common Stock, such shares will be valued at 93% of the daily VWAPs for the 10 trading days ending the day prior to the Dividend Payment Date per share; provided, however, that (i) if the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, such per share valuation shall be proportionately reduced on the day upon which such subdivision becomes effective, and (ii) if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, such per share valuation shall be proportionately increased on the day such combination becomes effective. In case the Corporation shall take any action affecting the Common Stock, other than the aforementioned adjustments, which in the Board of Directors' view would materially adversely affect the conversion right of the holders of the shares of Series J Preferred Stock, such per share valuation may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take such action.

      If the Corporation elects in the exercise of its sole discretion to issue shares of Common Stock in payment of dividends on the Series J Preferred Stock with respect to any Dividend Payment Date, the Corporation shall (1) give notice to the holders at least 20 Trading Days prior to the applicable Dividend Payment Date of the Corporation's election to exercise such right and (2) deliver, or cause to be delivered, by the fifth Trading Day after such Dividend Payment Date to each holder of record at the close of business on the Record Date (as defined below) for such dividend the number of whole shares of Common Stock arrived at in accordance with this Section 4(a); provided, however, that if shares of Common Stock for such dividend are not delivered to the holders on or prior to the fifth Trading Day after a Dividend Payment Date, then the Corporation shall not be entitled to pay such dividend in shares of Common Stock and such dividend, together with Arrearage Interest from the applicable Dividend Payment Date, shall be payable solely in cash. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the Market Price of the Common Stock for the five consecutive Trading Days ending on and including the Trading Day immediately preceding such Dividend Payment Date times (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation. The Corporation shall not exercise its right to issue shares of Common Stock in payment of dividends on Series J Preferred Stock if:

            (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, together with the number of shares of Common Stock held in the Corporation's treasury, is insufficient to pay the portion of such dividends to be paid in shares of Common Stock;

            (2) the issuance or delivery of shares of Common Stock as a dividend payment would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained;

            (3) the shares of Common Stock to be issued as a dividend payment have not been authorized for listing, upon official notice of issuance, on any securities exchange or market on which the Common Stock is then listed; or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

            (4) the shares of Common Stock to be issued as a dividend are not Freely Tradeable; or

            (5) an Optional Redemption Event shall have occurred and on the applicable Dividend Payment Date any holder of shares of Series J Preferred Stock shall be entitled to exercise optional redemption rights under Section 10 hereof by reason of such Optional Redemption Event or shall have exercised such optional redemption rights and the Corporation shall not have paid the applicable Optional Redemption Price.

      Shares of Common Stock issued in payment of dividends on Series J Preferred Stock pursuant to this Section shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock of the Corporation; the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Dividend Payment Date.

      (b) All dividends shall accrue from the date of issuance of the Series J Preferred Stock and shall be payable quarterly in arrears. Such dividends will be payable on March, 31, June 30, September 30, and December 31 of each year (each a "DIVIDEND PAYMENT DATE"), commencing on September 30, 2004; provided, however, that if a Dividend Payment Date is not a Trading Day, then the dividend shall be payable on the first immediately succeeding Trading Day. Dividends shall be paid to the holders of record of the Series J Preferred Stock as their names appear on the stock transfer records of the Corporation on the date designated by the Board of Directors ("RECORD DATE"), provided, however, that such Record Date may not precede the date upon which the resolution fixing the Record Date is adopted, and which Record Date may not be more than sixty (60) days prior to the Dividend Payment Date. Dividends shall be computed on the basis of a 360-day year of twelve 30-day months.

      (c) No dividends may be declared or paid or funds set apart for the payment of dividends on any Parity Stock for any period unless full dividends shall have been or contemporaneously are declared and paid in full or declared and a sum in cash sufficient for such payment set apart for such payment on the Series J Preferred Stock. No dividends may be paid or set apart for such payment on Junior Stock (except dividends on Junior Stock payable in additional shares of Junior Stock) and no Junior Stock or Parity Stock may be repurchased or otherwise retired for value nor may funds be set apart for payment with respect thereto, if dividends have not been paid in full on the Series J Preferred Stock in cash; provided, however, that the Corporation may repurchase Junior Stock (i) in the open market from time to time as and to the fullest extent permitted by Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (240 C.F.R. 10b-18), or corresponding rule from time to time in effect, and (ii) in a private purchase or in an "ISSUER TENDER OFFER" as defined in Rule 13e-4 under the Exchange Act from time to time so long as such repurchases do not exceed ten percent (10%) of the then outstanding shares of Junior Stock. Except as provided above, so long as any shares of the Series J Preferred Stock are outstanding, the Corporation shall not make payment on account of the purchase or other retirement of any Parity Stock or Junior Stock, and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase any Parity Stock, Junior Stock or any warrants, rights, calls or options unless full dividends determined to be in accordance herewith on the Series J Preferred Stock have been paid (or are deemed paid) in full.

      (d) All dividends payable on the Series J Preferred Stock shall be paid net of withholding tax, if any, under all applicable laws (including applicable income tax treaties). In addition to any Additional Dividends payable to the holders of the Series J Preferred Stock in accordance with Section 4(e) below, the Corporation will, subject to certain exceptions and limitations set forth below, pay, as additional dividends, such additional amounts (the "ADDITIONAL AMOUNTS") to the holder of any Series J Preferred Stock as may be necessary in order that every net payment of the principal or dividends on such Series J Preferred Stock, after withholding for or on account of any present or future tax, duty, assessment or governmental charge imposed or levied upon or as a result of such payment by or on behalf of the United States (or any political subdivision, authority or agency thereof or therein having the power to tax) (collectively, "TAXES"), will not be less than the amount such holder would have received if such Taxes had not been withheld, provided that no Additional Amounts will be payable with respect to a payment which is subject to such Taxes by reason of such holder being connected with the United States (or any political subdivision thereof) otherwise than by the mere holding of the Series J Preferred Stock or the receipt of payments made under or with respect to the Series J Preferred Stock. In addition, the Corporation will indemnify and hold harmless each holder of the Series J Preferred Stock (subject to the exclusion set forth above) and will, upon written request of each holder (subject to the exclusion set forth above), and provided that reasonable supporting documentation is provided, reimburse each other holder for the amount of any Taxes levied or imposed by the United States and paid by or on behalf of the holder as a result of payments made under or with respect to the Series J Preferred Stock. Any payment made pursuant to this paragraph shall be considered an Additional Amount. If the Corporation becomes generally subject at any time to any taxing jurisdiction other than or in addition to the United States, references in this Certificate of Designations to the United States shall be read and construed as reference to the United States and/or such other jurisdiction.

      (e) If an Additional Dividend Event occurs, then so long as any Additional Dividend Event continues, the holders of the Series J Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at a higher rate per annum, as specified in the definition of the term Dividend Rate, for the period from the occurrence of such Additional Dividend Event to the date no Additional Dividend Event is continuing. The Corporation will notify each holder Series J Preferred Stock of the occurrence of each Additional Dividend Event within six business days after the same occurs or becomes known to the Corporation, which notice shall state the nature of such Additional Dividend Event and briefly describe the circumstances giving rise thereto.

      Section 5.  Preference on Liquidation.

      (a) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, holders of Series J Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution to stockholders, the liquidation preference of $100.00 per share of Series J Preferred Stock, plus, without duplication, an amount in cash equal to all accrued and unpaid dividends thereon to the date fixed for liquidation, dissolution or winding-up (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date, or if such event is prior to the first Dividend Payment Date, from the Closing Date, to the date fixed for liquidation, dissolution or winding-up), before any distribution is made on any Junior Stock, including, without limitation, any class of common stock of the Corporation.

      (b) If, upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the Series J Preferred Stock and all Parity Stock are not paid in full, then the assets of the Corporation available for distribution among the holders of the Series J Preferred Stock and any Parity Stock shall bear to each other the same ratio that the full amounts payable on liquidation, dissolution or winding-up of the Corporation to the holders of shares of Series J Preferred Stock and any Parity Stock bear to each other.

      (c) After payment of the full amount of the liquidation preference and accumulated and unpaid dividends to which they are entitled, the holders of shares of Series J Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Corporation.

      (d) Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consolidation) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with one or more entities shall be deemed to be or constitute a liquidation, dissolution or winding-up of the Corporation.

      (e) Notice of any payment to the holders of Series J Preferred Stock as a result of the liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given not more than sixty (60) but not less than thirty (30) days prior to any payment date stated therein, to the holders of shares of Series J Preferred Stock as provided in Section 11 herein.

      Section 6. Voting. The holders of Series J Preferred Stock shall have no voting rights except as required by law. In exercising any voting rights, each outstanding share of Series J Preferred Stock shall be entitled to one vote.

      Section 7.  Holder Conversion Rights.

      (a) Each holder of shares of Series J Preferred Stock shall have the right ("CONVERSION RIGHT"), subject as provided herein and to any applicable laws and regulations, at any time and from time to time at the holder's option to convert the liquidation preference of $100 for each share of Series J Preferred Stock plus the amount of any accrued and unpaid dividends (whether or not earned or declared) on the Series J Preferred Stock delivered for conversion as specified herein (including an amount equal to a prorated dividend from the immediately preceding Dividend Payment Date to the date of such conversion, or, if such conversion is prior to the first Dividend Payment Date, from the Closing Date to the date of such conversion) into shares of Common Stock at the conversion price (subject to adjustment as described in Section 8 below) of $0.87 per share (the "CONVERSION PRICE"); provided, however, that the holder may request, and the Corporation may, at its sole discretion, pay, any or all of such accrued and unpaid dividends in cash. Subject to the provisions of the DGCL, no fractional shares of Common Stock shall be issued upon conversions, but the number of shares shall be rounded up or down to the nearest whole number.

      (b) If the Corporation pays any accrued and unpaid dividends in cash, the amount of any such accrued and unpaid dividends shall be promptly sent to the holder thereof by means of check or other means provided by the Corporation after the receipt of the notice and funds, if any, referred to in Sections 7(d) and 7(e) below.

      (c) (1) As promptly as practicable, but in no event later than five Trading Days, after the receipt by the Corporation of certificates for shares of the Series J Preferred Stock for conversion and the receipt of the notice and funds, if any, as described in Sections 7(d) and 7(e) below, the Corporation shall issue and shall deliver to such holder, or on such holder's written order, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such shares of the Series J Preferred Stock in accordance with the provisions of this Section 7, together with certificates representing the number of shares of Common Stock (if any) in payment of any accrued but unpaid dividends if the holder elects to receive such dividends in Common Stock. Each conversion with respect to such shares of the Series J Preferred Stock shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of the Series J Preferred Stock shall have been surrendered and such notice shall have been received by the Corporation as aforesaid, and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be deemed for all purposes to be the record holder or holders of such Common Stock upon that date.

      (2) The Corporation's obligations to issue and deliver Conversion Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such holder in connection with the issuance of Conversion Shares. Nothing herein shall limit a holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver certificates representing shares of Common Stock upon conversions of Series J Preferred Stock as required pursuant to the terms hereof. If the Corporation fails to issue and deliver the shares of Common Stock to a converting holder in connection with a particular conversion of shares of Series J Preferred Stock within five Trading Days after the receipt of the notice and funds, if any, as described in Section 7(d) and 7(c) below for such conversion, in addition to any other liabilities the Corporation may have hereunder and under applicable law (i) the Corporation shall pay or reimburse such holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the holder as a result of such failure, (ii) if as a result of such failure such holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by such holder or such holder's securities broker) or borrowing of shares of Common Stock by such holder for purposes of settling any trade involving a sale of shares of Common Stock made by such holder during the period beginning on the Issuance Date and ending on the date the Corporation delivers or causes to be delivered to such holder such shares of Common Stock, then the Corporation shall upon demand of such holder pay to the holder an amount equal to the actual direct, out-of-pocket damages and liabilities suffered by such holder by reason thereof which such holder documents to the reasonable satisfaction of the Corporation, and (iii) the holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to such holder of the shares of Common Stock issuable in connection with such exercise of the holder's conversion right, rescind such exercise and the conversion notice relating thereto and the Corporation shall return any funds provided by the holder in accordance with Section 7(e) below, in which case such holder shall thereafter be entitled to convert, in accordance with this Section 7 that portion of such shares of Series J Preferred Stock as to which such exercise is so rescinded. Notwithstanding the foregoing, the Corporation shall not be liable to such holder under clause (ii) of the immediately preceding sentence to the extent the failure of the Corporation to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Corporation (it being understood that the action or failure to act of the Conversion Agent shall not be deemed an event outside the control of the Corporation except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Conversion Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Conversion Agent). A converting holder shall notify the Corporation in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after such holder gives a conversion notice if such holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the holder's rights under this Certificate of Designations or otherwise.

       (d) In order to exercise the conversion right, the holder of each share of Series J Preferred Stock to be converted shall surrender that certificate representing such shares, duly endorsed or assigned to the Corporation or in blank, at the office of the transfer agent for the Series J Preferred Stock and shall give written notice to the Corporation where such notice shall also state the name or names (with address) in which the shares of Common Stock that shall be issuable upon such conversion shall be issued. Each share surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the name in which such shares of the Series J Preferred Stock is registered, be duly endorsed by, or accompanied by, instruments of transfer (in each case, in form reasonably satisfactory to the Corporation), duly executed by the holder or such holder's duly authorized attorney-in-fact.

      (e) If a holder converts shares of the Series J Preferred Stock, the Corporation shall pay any and all documentary, stamp or similar issue or transfer tax payable in respect of the issue or delivery of the shares of the Series J Preferred Stock (or any other securities issued on account thereof pursuant hereto) or Common Stock upon the conversion; provided, however, the Corporation shall not be required to pay any such tax that may be payable because any such shares are issued at the request of the holder in a name other than the name of the holder. In the event that the shares are to be issued in a name other than that of the holder, the holder shall provide funds necessary to pay any and all of the foregoing taxes, if any shall be applicable.

      (f) The Corporation shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury enough shares of Common Stock to permit the conversion of all of the outstanding shares of the Series J Preferred Stock, but in no event shall the Corporation be required to reserve sufficient shares of Common Stock to permit the conversion of any accrued and unpaid dividends on the Series J Preferred Stock. The Corporation shall from time to time, in accordance with the DGCL, increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all shares of the Series J Preferred Stock at the time outstanding. If any shares of Common Stock required to be reserved for issuance upon conversion of shares of the Series J Preferred Stock hereunder require registration with or approval of any governmental authority under any federal or state law before the shares may be issued upon conversion, the Corporation shall in good faith and as expeditiously as possible endeavor to cause the shares to be so registered or approved. All shares of Common Stock delivered upon conversion of the shares of the Series J
Preferred Stock will, upon delivery, be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue thereof.

      Section 8.  Conversion Price Adjustments.

      (a) Dividends or Distributions of Common Stock. In case the Corporation shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this calculation, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. For the avoidance of doubt, this provision does not apply to dividends or other distributions in shares of Common Stock pursuant to the terms of the securities to which such dividend or other distribution may be made.

      (b) Dividends or Distributions of Rights, Warrants or Options to Purchase Common Stock. In case the Corporation shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Market Price and the denominator shall be the number of shares of Common

Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, outstanding at the close of business on the date fixed for such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation shall not issue any rights, warrants or options in respect of shares of Common Stock held in the treasury of the Corporation.

      (c) Dividends or Distributions in Cash. In case the Corporation shall, by dividend or otherwise, make a distribution to all holders of its Common Stock exclusively in cash in an aggregate amount that, together with (1) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to this Section has been made and (2) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Corporation's Board of Directors), as of the expiration of the tender or exchange offer referred to below, of consideration payable in respect of any tender or exchange offer by the Corporation or a Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to this Section has been made, exceeds five percent (5%) of the product of the Market Price per share of the Common Stock on the date fixed for stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (c) by a fraction of which the numerator shall be the Market Price per share on the date of such effectiveness less the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

      (d) All Other Distributions or Dividends. Subject to the last sentence of this paragraph (d), in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness, shares of any class of capital stock, securities, cash or Property (excluding any rights, warrants or options referred to in paragraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (a), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (d) by a fraction of which the numerator shall be the Market Price per share of the Common Stock on the date of such effectiveness less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Corporation's Board of Directors and shall, in the case of securities being distributed for which prior thereto there is an actual or when issued trading market, be no less than the value determined by reference to the average of the Market Price over the period specified in the succeeding sentence), on the date of such effectiveness, of the portion of the evidences of Indebtedness, shares of capital stock, securities, cash and Property so distributed applicable to one share of Common Stock and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day next following the date fixed for the payment of such distribution (such date to be referred to as the "REFERENCE DATE"). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Market Price per share pursuant to paragraph (f). For purposes of this paragraph (d), any dividend or distribution that includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of Indebtedness, cash, Property, shares of capital stock or securities other than such shares of Common Stock or such rights, warrants or options (making any Conversion Price reduction required by this paragraph (d)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, warrants or options (making any further Conversion Price reduction required by paragraph (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this paragraph (d) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "the date fixed for the determination of stockholders entitled to receive such rights, warrants or options," and "the date fixed for such determination" within the meaning of paragraph (a) or (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a)).

      (e) Subdivision of Common Stock. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (f) Tender or Exchange Offer for Common Stock. In case a tender or exchange offer made by the Corporation or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Corporation's Board of Directors) at the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, together with (A) the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Corporation's Board of Directors), as of the expiration of the other tender or exchange offer referred to below, of consideration payable in respect of any other tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to this paragraph (f) has been made and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to this Section has been made, exceeds five percent (5%) of the product of the Market Price per share of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, the Conversion Price shall be reduced (but not increased) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (1) the product of the Market Price per share of the Common Stock at the Expiration Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (2) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES") and the denominator shall be the product of (1) such Market Price per share at the Expiration Time times (2) such number of outstanding shares at the Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

      (g) Certificate of Adjustment and Notice. Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the transfer agent for the Series J Preferred Stock a certificate of an officer of the Corporation setting forth the Conversion Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Corporation shall promptly cause a notice of the adjusted Conversion Price be given to the holders of shares of the Series J Preferred Stock as provided in Section 11 herein.

      (h) Adjustment in Conversion Price in Case of Certain Events. In case the Corporation shall take any action affecting the Common Stock, other than actions described in Section 7 or this Section 8, which in the opinion of the Board of Directors would materially adversely affect the conversion right of the holders of the shares of the Series J Preferred Stock, the Conversion Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action.

      (i) Registration of Conversion Shares. The Corporation shall undertake to file a registration statement on Form S-1 (or such other form as the Corporation may determine is appropriate) with respect to the Common Stock that may be issuable at any time upon the conversion or redemption of the Series J Preferred Stock ("CONVERSION SHARES") as soon as practicable, but no later than 90 days after the date of issue of the Series J Preferred Stock. The Corporation shall use its best efforts to cause the Commission to declare such registration statements (and any necessary amendments thereto) effective. The Corporation shall also use its best efforts to maintain the effectiveness of such registration statements, and to re-file such registration statements from time to time in the event their effectiveness lapses, until all Conversion Shares either issued or that may be issued are Freely Tradeable (as defined in Section 13 below) in the United States.

      (j) (1) In case at any time on or after the Issuance Date and prior to the date on which a registration statement covering the Conversion Shares has been declared effective by the Commission, the Corporation shall issue shares of its Common Stock or Common Stock Equivalents (collectively, the "NEWLY ISSUED SHARES"), other than an issuance pro rata to all holders of its outstanding Common Stock, at a price below the Conversion Price of the Common Stock at the time of such issuance, then following such issuance of Newly Issued Shares the Conversion Price shall be adjusted as provided in this Section 8(j). The Conversion Price following any such adjustment shall be determined by multiplying the Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the conversion of all options, warrants, purchase rights or convertible securities which are exercisable at the time of the issuance of the Newly Issued Shares) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation for the number of Newly Issued Shares would purchase at a price equal to the Conversion Price of the Common Stock at the time of such issuance, and the denominator shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) plus (Y) the number of Newly Issued Shares. The adjustment provided for in this Section 8(j) may be expressed as the following mathematical formula:

                                    ( O +(C / CP))     x CP
                                    --------------
                          NCP    =    ( O + N )

where,

      C   =   aggregate  consideration  received  by  the  Corporation  for  the
              Newly Issued Shares

      N   =   number of Newly Issued Shares

      O   =   number  of shares  of Common Stock outstanding (on a fully diluted basis, as described above) immediately prior to the issuance of the Newly Issued Shares

      CP  =   Conversion  Price immediately  prior to the issuance  of the Newly
              Issued Shares

      NCP = Conversion Price immediately after the issuance of the Newly Issued Shares

            (2) Notwithstanding the foregoing, no adjustment shall be made under this Section 8(j) by reason of:

            (i) the issuance by the Corporation of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment to the Conversion Price that is required by Section 8(a) is made and (ii) the Corporation shall have given notice of such issuance thereof to the holders pursuant to Section 8(k);

            (ii) the issuance by the Corporation of Newly Issued Shares in an offering for cash for the account of the Corporation that is underwritten on a firm commitment basis and is registered under the 1933 Act;

            (iii) the issuance by the Corporation of shares of Common Stock upon conversion of the Series J Preferred Stock or upon exercise of the Warrants in accordance with the terms hereof or thereof;

            (iv) the issuance by the Corporation of shares of Common Stock upon conversion of the Series G-1 Preferred Stock, Series G-2 Preferred Stock, Series G-3 Preferred Stock, or Series G-4 Preferred Stock currently issues and outstanding, each in accordance with the terms thereof; and

            (v) the issuance by the Corporation of shares of Common Stock as dividends on the Series J Preferred Stock in accordance with the terms of
      Section 4.

            (3) Notwithstanding any other provision in this Section 8(j) to the contrary, if a reduction in the Conversion Price pursuant to this Section 8(j) (other than as set forth in this clause 8(j)(3)) would require the Company to obtain shareholder approval of the transactions contemplated by the Subscription Agreement pursuant to the rules of AMEX and such shareholder approval has not been obtained, (i) the Conversion Price shall be reduced to the maximum extent that would not require stockholder approval under such rules, and (ii) the Company shall use its commercially reasonable efforts to obtain such shareholder approval as soon as reasonably practicable, including by calling a special meeting of shareholders to vote on such Conversion Price adjustment.

      (k) In case on or after the Issuance Date:

            (1)  the  Corporation   shall  declare  a  dividend  (or  any  other
distribution) on its Common Stock (other than in cash out of retained earnings); or

            (2) the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

            (3) the Board of Directors shall authorize any reclassification of the Common Stock (other than a subdivision or combination of its outstanding

Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation; or

            (4) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

the Corporation shall give the holders as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the Exchange Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Corporation gives such notice to the holders or is required to give such notice to the holders, the holders shall be entitled to give a conversion notice which is contingent on the completion of such action.

            (l) 9.9% Limitation.

            (1) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired at any time by a holder upon conversion of shares of Series J Preferred Stock shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrants) that have limitations on the holder's right to convert, exercise or purchase similar to the limitation set forth herein (the "EXCLUDED SHARES")), together with all shares of Common Stock beneficially owned at such time (other than by virtue of the ownership of Excluded Shares) by Persons whose beneficial ownership of Common Stock would be aggregated with the beneficial ownership by such holder for purposes of determining whether a group exists or for purposes of determining the holder's beneficial ownership (the "AGGREGATION PARTIES"), in either such case for purposes of Section 13(d) of the Exchange Act and Regulation 13D-G thereunder (including, without limitation, as the same is made applicable to Section 16 of the Exchange Act and the rules promulgated thereunder), would result in beneficial ownership by such holder or such group of more than 9.9% of the shares of Common Stock for purposes of Section 13(d) or
Section 16 of the Exchange Act and the rules promulgated thereunder (as the same may be modified by a particular holder as provided herein, the "RESTRICTED OWNERSHIP PERCENTAGE"). A holder shall have the right (x) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Corporation in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.9% and (y) at any time and from time to time, to increase its Restricted Ownership Percentage unless such holder shall have, by written instrument delivered to the Company, irrevocably waived its rights to so increase its Restricted Ownership Percentage. If at any time the limits in this Section 8(l) make the shares of Series J Preferred Stock held by any holder inconvertible in whole or in part, the Corporation shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter upon conversion of such shares of Series J Preferred Stock as and when shares of Common Stock may be issued in compliance with such restrictions.

            (2) For purposes of this Section 8(l), in determining the number of outstanding shares of Common Stock at any time a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation's then most recent Form 10-Q, Form 10-K or other public filing with the Commission, as the case may be, (2) a public announcement by the Corporation that is later than any such filing referred to in the preceding clause (1) or (3) any other notice by the Corporation or its transfer agent setting forth the number shares of Common Stock outstanding and knowledge the holder may have about the number of shares of Common Stock issued upon conversions or exercises of Series J Preferred Stock or other common stock equivalents by any Person, including the such holder, which are not reflected in the information referred to in the preceding clauses (1) through (3). Upon the written request of any holder, the Corporation shall within three Trading Days confirm in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of common stock equivalents, including the shares of Series J Preferred Stock and the Warrants, by the holder or its affiliates, in each such case subsequent to, the date as of which such number of outstanding shares of Common Stock was reported.

      Section 9. Mandatory Conversion by Corporation.

      (a)   Provided that

            (1) the Conversion Shares to be issued on any mandatory conversion are Freely Tradeable and expected to remain Freely Tradeable for at least 30 Trading Days;

            (2) the Common Stock is listed on a Principal Market and trading on such market or exchange shall not have been suspended; and

            (3) no Optional Redemption Event or Additional Dividend Event or any event which, with the notice or passage of time, or both, would become an Optional Redemption Event or Additional Dividend Event, has occurred and is continuing, then the Corporation may, at its option, cause all of the outstanding Series J Preferred Stock to be converted into shares of Common Stock, in accordance with
Section 9(b), at any time and from time to time, if the average of the Market Prices of the Common Stock over the Trading Days in any thirty (30) consecutive calendar day period ending not more than five (5) days prior to the giving of the notice referred to in Section 9(c) below equals or exceeds 150% of the Conversion Price (the "TARGET PRICE"). The Target Price shall initially equal $1.31.

      (b) Each share of Series J Preferred Stock shall be converted into a number of shares of Common Stock equal to: (x) $100.00 liquidation preference per share of Series J Preferred Stock plus the amount of any accrued and unpaid dividends (whether or not earned or declared) on the Series J Preferred Stock (including an amount equal to a prorated dividend from the immediately preceding Dividend Payment Date, or if such conversion is prior to the first Dividend Payment Date, from the Closing Date, to the date of such conversion) divided by
(y) the Conversion Price.

      Notwithstanding the preceding, the Corporation may at its sole discretion, whether on the request of the holder or otherwise, pay any or all of the accrued and unpaid dividends in cash. Subject to the provisions of the DGCL, no fractional shares of Common Stock shall be issued on the mandatory conversion, but the number of shares shall be rounded up or down to the nearest whole number. The amount of any accrued and unpaid dividends that the Corporation elects to pay in cash shall be promptly sent to the holder thereof by means of check or other means provided by the Corporation.

      (c) The Corporation shall give thirty (30) days notice to the holders as provided in Section 11 hereof of its intent to convert in accordance with
Section  9(a) no later  than five (5)  calendar  days from the end of the thirty
(30) day period described in Section 9(a) above. Upon the giving of the notice referred to above, the Corporation shall be bound to convert the Series J Preferred Stock as to which notice has been provided. During the 30 day notice period, holders of the Series J Preferred Stock will retain their right to convert their shares of Series J Preferred Stock in accordance with Section 7 above.

      (d) Notwithstanding any other provision of this Certificate of Designations or applicable law to the contrary, the Corporation and each holder agree that, if and to the extent Section 10(l) would restrict the ability of a holder to convert the full outstanding Stated Value of its shares of Series J Preferred Stock in the event of a delivery of a notice in accordance with
Section 9(c) above, then notwithstanding anything to the contrary set forth in such notice, the notice as to such holder shall be deemed automatically amended to apply only to such portion of the Stated Value as may be converted by such holder on the date of the notice without exceeding its Restricted Ownership Percentage. Notwithstanding anything to the contrary contained in section 10(l), solely for the purposes of calculating a holder's Restricted Ownership Percentage for purposes of this Section 9(d), the shares of Common Stock issuable upon exercise of the Warrants held by such holder shall not be deemed to be Excluded Shares and shall be taken into account in calculating such holder's Restricted Ownership Percentage to determine the amount of shares into which the Corporation may force conversion pursuant to this Section 9. A holder will promptly notify the Corporation in writing following receipt of a notice pursuant to Section 9(c) above if the shares to which such notice relates would exceed its Restricted Ownership Percentage.

      Section 10.  Redemption Upon Optional Redemption Event.
      ------------------------------------------------------

      (a) If an Optional Redemption Event shall occur at any time when any shares of Series J Preferred Stock are outstanding, then, in addition to any other rights of the holders, each holder shall have the right, at such holder's option, to require the Corporation to redeem all of such holder's shares of Series J Preferred Stock, or any portion thereof, on the date that is five business days after the date such holder gives a notice with respect to such Optional Redemption Event (the "OPTIONAL REDEMPTION DATE"). Each share of Series J Preferred Stock required to be so redeemed shall be redeemed at a price equal to the Optional Redemption Price.

      (b) On or before the sixth business day after the occurrence of an Optional Redemption Event, the Corporation shall give to each holder notice of the occurrence of such Optional Redemption Event and of the redemption right set forth herein arising as a result thereof. The notice shall set forth: (i) the date by which the optional redemption right must be exercised, and (ii) a description of the procedure (set forth below) which each such holder must follow to exercise such holder's optional redemption right. To exercise its optional redemption right, a holder shall deliver to the Corporation on or before the 30th day after notice is given to such holder (or if no notice has been given to such holder, within 40 days after such holder first learns of the Optional Redemption Event) notice to the Company setting forth the name of such holder and the number of such holder's shares of Series J Preferred Stock to be redeemed. A holder notice may be revoked in whole or in part by the holder who has given such holder notice by giving notice of such revocation to the Corporation at any time prior to the time the Corporation pays the applicable Optional Redemption Price to such holder. If a holder shall have given a holder notice, then on the applicable Optional Redemption Date (or such later date as such holder surrenders such holder's certificates for the shares of Series J Preferred Stock redeemed) the Corporation shall make payment in immediately available funds of the applicable Optional Redemption Price to such account as specified by such holder in writing to the Corporation at least three business days prior to the applicable Optional Redemption Date. If all of the shares of Series J Preferred Stock evidenced by a particular certificate are to be redeemed under this Section 10, the holder of such shares of Series J Preferred Stock shall not be entitled to payment of the Optional Redemption Price of such shares of Series J Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series J Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, has agreed to indemnify the Corporation for any damages suffered by the Corporation attributable to the loss of such certificate.

      (c) If the Corporation fails to redeem on the applicable redemption date of any share of Series J Preferred Stock as to which the redemption right of a holder has been properly exercised pursuant to this Section 10, then the Optional Redemption Price for such share shall bear interest to the extent not prohibited by applicable law from the applicable redemption date until paid at the rate of 11% per annum.

      (d) If on or before a particular Optional Redemption Date the Corporation shall have failed to pay in full the Optional Redemption Price for all shares of Series J Preferred Stock to be redeemed to the holder entitled thereto, then without in any way relieving the Corporation of its obligation to pay such amount in accordance herewith (except to the extent expressly provided in this Section 10(d)), the holder of any such share of Series J Preferred Stock shall continue to have the right to convert such share of Series J Preferred Stock into Common Stock in accordance with Section 7 at any time prior to the date on which the Corporation pays the Optional Redemption Price of such share of Series J Preferred Stock to such holder; provided, however, that the shares of Common Stock received by such holder upon any such conversion in certain circumstances may be subject to restrictions on resale by such holder arising under applicable securities laws to the extent not registered for resale by such holder pursuant to the Securities Act. If a holder converts all or any portion of such holder's shares of Series J Preferred Stock as permitted by this Section 10(d), the amount of the Optional Redemption Price due to such holder with respect to the number of shares of Series J Preferred Stock so converted shall be reduced by $100 for each share of Series J Preferred Stock so converted.

      (e) If a portion of the shares of Series J Preferred Stock represented by a particular certificate are to be redeemed, upon surrender of such certificate to the Corporation in accordance with the terms of this Section 10, the Corporation shall execute and deliver to the holder of such certificate, without service charge, a new certificate of certificates, in such denomination or denominations as requested by such holder.

      Section 11. Notice. Where this Certificate of Designations provides for notice of any event to the holders of the Series J Preferred Stock by the Corporation or any other Person, such notice shall be sufficiently given (unless otherwise herein specifically provided) if sent to the registered holder of the Series J Preferred Stock at the address of such holder on the register.

      Section 12.  General Provisions Relating to the Series J Preferred Stock.

      (a) Form. The Series J Preferred Stock shall be issued in fully registered form in the form satisfactory to the Corporation.

      (b) Compliance with United States Securities Laws. Nothing contained herein shall be deemed to authorize any transfers of certificates of the Series J Preferred Stock otherwise than in accordance with the Securities Act. Neither the Corporation or its transfer agent shall recognize or give effect to any attempt to transfer (by book entry or otherwise) or convert any Series J Preferred Stock or any interest therein in violation of the Securities Act. The certificates representing the Series J Preferred Stock and the Conversion Shares shall bear restrictive legends thereon recommended by legal counsel for the Corporation regarding the restrictions on the transferability thereof to ensure compliance with the Securities Act until the Series J Preferred Stock and/or the Conversion Shares, as the case may be, become Freely Tradeable.

      (c) Series J Preferred Stock Capital. The amount to be represented in the capital account for the Series J Preferred Stock at all times for each outstanding share of Series J Preferred Stock shall be an amount equal to the sum of (1) the product obtained by multiplying (A) the Stated Value times (B) the Optional Redemption Percentage plus (2) an amount equal to the accrued and unpaid dividends on such share of Series J Preferred Stock to the date of determination plus (C) an amount equal to accrued and unpaid Arrearage Interest, if any, on dividends on such share of Series J Preferred Stock to the date of determination.

      Section 13.  Certain Definitions.

            "Additional Dividend Event" means the occurrence of any of the following events:

            (1) For any period of five consecutive Trading Days following the Issuance Date there shall be no reported bid for the Common Stock on any Principal Market;

            (2) The failure of the Common Stock to be listed on any Principal Market

            (3) The Corporation fails to declare or pay in full any dividend payable on the shares of Series J Preferred Stock on the applicable Dividend Payment Date;

            (4) The acquisition by a Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Corporation representing 50% or more of the combined voting power of the outstanding voting securities of the Corporation ordinarily (and apart from voting rights accruing in special circumstances) having the right to vote in the election of directors if such acquisition arises from a transfer of outstanding securities of the Corporation that have voting power and not through action taken by the Corporation or any Subsidiary;

            (5) The Corporation fails to issue or cause to be issued shares of Common Stock to any holder of Series J Preferred upon exercise by such holder of the conversion rights of such holder within five Trading Days after the applicable date on which the holder exercises its right to convert in accordance with the terms of Section 7; fails to issue any shares of Common Stock to the holder of any Warrant upon exercise by such holder of the purchase rights of such holder within five Trading Days after the date such holder exercises such rights in accordance with the terms of the Warrants; or fails to transfer any certificate for shares of Common Stock issued to any holder upon conversion of Series J Preferred Stock or upon exercise of any Warrant as and when required by this Certificate of Designations, the Subscription Agreement or such Warrant, other than any such failure which results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Corporation (it being understood that the action or failure to act of the Conversion Agent shall be deemed an event outside the control of the Corporation, including but not limited to, fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Conversion Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Conversion Agent);

            (6) An involuntary case or other proceeding shall be commenced against the Corporation or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty consecutive days; and

            (7) The occurrence of any transaction or event, other than pursuant to an agreement to which the Corporation is a party and other than a transaction or event which has been approved by the Board of Directors, in connection with which transaction or event all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock which is (or will, upon consummation of or immediately following such transaction or event, will be) listed on the AMEX or any Alternative Stock Exchange;

provided, however, that no event or circumstance that constitutes an Optional Redemption Event shall constitute an Additional Dividend Event.

      "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

      "Alternative Stock Exchange" means any other national stock exchange or the Nasdaq National Market or the Nasdaq Smallcap Market.

      "AMEX" means the American Stock Exchange, Inc.

      "Arrearage Interest" means at any time interest at the rate equal to the Dividend Rate in effect at such time plus 6% per annum (or such lesser rate equal to the highest rate permitted by applicable law) on any dividend on shares of Series J Preferred Stock which dividend is not paid on a Dividend Payment Date, whether or not declared, and which shall accrue from such Dividend Payment Date.

      "Board of Directors" or "Board" means the Board of Directors of the Corporation.

      "Capital Stock" of any Person means the common stock or preferred stock of such Person. Unless otherwise stated herein or the context otherwise requires, "Capital Stock" means Capital Stock of the Corporation

      "Closing Date" means the date of which the Series J Preferred Stock is sold to the holders thereof.

      "Commission" means the Securities and Exchange Commission.

      "Conversion Agent" means any Person (including the Corporation acting as Conversion Agent) authorized by the Corporation to effect conversions of the Series J Preferred Stock on behalf of the Corporation.

      "DGCL" means the General Corporation Law of the State of Delaware.

      "Dividend Payment Date" has the meaning given to it in Section 4(b) hereof.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Freely Tradeable" means, with respect to the Common Stock issuable upon the conversion or redemption of or, if relevant, on the payment of a dividend upon the Series J Preferred Stock, that under the Securities Act the holders thereof may then offer and sell any amount of such outstanding securities to the public in the United States in transactions that are not brokers' transactions (as defined in the Securities Act) either (i) pursuant to an effective registration statement then in effect or (ii) pursuant to Rule 144(k). For purposes of determining whether such securities are Freely Tradeable, it shall be assumed that no affiliate of the issuer has ever held such securities from and after their issuance.

      "Fundamental Change" means the occurrence of any transaction or event pursuant to an agreement to which the Corporation is a party and for which such transaction or event has been approved or permitted by the Board of Directors and in connection with such transaction or event all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which does not consist of all or substantially all common stock which is (or will, upon consummation of or immediately following such transaction or event, will be) listed on the AMEX or the NYSE or listed or approved for quotation on Nasdaq.p

      "Generally Accepted Accounting Principles" for any Person means the United States generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

      "Group" means the Corporation and all its Principal Subsidiaries.

      "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services (deferred for more than 90 days) and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and obligations for reimbursement of drawings under letters of credit (whether or not a drawing has occurred at the time of determination), and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by a lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person.


      "Issuance Date" means the first date of original issuance of any shares of Series J Preferred Stock.

      "Majority Holders" means at any time the holders of outstanding shares of Series J Preferred Stock which shares constitute a majority of the outstanding shares of Series J Preferred Stock.

      "Market Price" means with respect to any security on any date the VWAP of such security on such date on the Principal Market, as reported by Bloomberg Financial, L.P.

      "Optional Redemption Event" means any one of the following events:

            (1) Any Fundamental Change;

            (2) The Corporation fails to declare or pay in full any dividend payable on the shares of Series J Preferred Stock on the applicable Dividend Payment Date, and such failure is not cured with 30 days, or fails to pay the Optional Redemption Price, the Redemption Price or the Company Redemption Price of any share of Series J Preferred Stock when due;

            (3) Any written representation or warranty of the Corporation made in or pursuant to any Transaction Document shall be false or misleading in any material respect when made or deemed made; or

            (4) The Corporation or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due.

      "Optional Redemption Percentage" means 115%.

      "Optional Redemption Price" means an amount in cash equal to the greater of (1) the sum of (A) the product obtained by multiplying (i) the Stated Value times (ii) the Optional Redemption Percentage plus (B) an amount equal to the accrued and unpaid dividends on the share of Series J Preferred Stock to be redeemed to the applicable Optional Redemption Date plus (C) an amount equal to accrued and unpaid Arrearage Interest, if any, on dividends on such share of Series J Preferred Stock to the applicable Optional Redemption Date and (2) an amount equal to the aggregate Market Price of the shares of Common Stock such share of Series J Preferred Stock is convertible into on the date the holder gives notice of its intent to redeem the Series J Preferred Stock in accordance with Section 10.

      "Person" means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

      "Principal Market" means the American Stock Exchange or any Alternative Stock Exchange on which the Common Stock is listed for trading which at such time constitutes the principal securities market for the Common Stock.

      "Principal Subsidiary" means a Subsidiary of either the Corporation or any Principal Subsidiary:

      (a) whose gross assets represent 10 percent or more of the consolidated gross assets of the Group as calculated by reference to the then latest audited financial statements of the Group; or

      (b) to which is transferred all or substantially all of the business, undertaking and assets of a Subsidiary of the Corporation which immediately prior to such transfer is a Principal Subsidiary, whereupon the transferor Subsidiary shall immediately cease to be a Principal Subsidiary and the transferee Subsidiary shall cease to be a Principal Subsidiary under the provisions of this sub-paragraph (b) (but without prejudice to the provisions of sub-paragraph (a) above), upon publication of its next audited financial statements.

      "Property" means any kind of property or asset, whether real, personal, mixed, or tangible or intangible, and any interest therein.

      "Securities Act" means the United States Securities Act of 1933 as in effect on the date of the filing of this Certificate with the Secretary of State of Delaware or as such act may hereafter be amended.

      "Series J Preferred Stock" means the Corporation's Series J Convertible Preferred Stock, $1.00 par value.

      "Stated Value" means $100 per share of Series J Preferred Stock.

      "Subscription Agreement" means the Subscription Agreement, dated as of April 27, 2004, by and between the Corporation and the original holder pursuant to which the shares of Series J Preferred Stock were issued.

      "Subsidiary" of any Person means any corporation of which at least a majority of the shares of stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have voting power by reason of the happening of any contingency) is directly or indirectly owned or controlled by any one of or any combinations of the Corporation or one or more of its Subsidiaries.

      "Trading Day" means any day (other than a Saturday or Sunday) on which the American Stock Exchange or the Alternative Stock Exchange, as the case may be, is open for business.

      "Transaction Documents" means, individually or collectively, the Subscription Agreements, this Certificate of Designations, the Warrants, the Unit Purchase Warrant, and each other instrument statement or certificate given in writing in connection herewith or therewith.

      "Unit Purchase Warrants" means the Unit Purchase Warrants issued by the Corporation pursuant to the Subscription Agreement.

      "VWAP" of any security on any Trading Day means the volume-weighted average closing price of such security on such Trading Day on the Principal Market, as reported by Bloomberg Financial, L.P. (based on a Trading Day from 9:30 a.m., Eastern Time, to 4:00 p.m., Eastern Time, using the AQR Function, for such Trading Day; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to equitable adjustments from time to time on terms consistent with Section 8 and otherwise reasonably acceptable to the Majority Holders for stock splits, stock dividends, combinations, and capital reorganizations, as applicable.

      "Warrants" means the Common Stock Purchase Warrants issued by the Corporation pursuant to the Subscription Agreement.

                                   * * * * *

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf by its undersigned Secretary this 27th day of April 2004.

                                          HARKEN ENERGY CORPORATION,
                                          a Delaware corporation

                                          By:  /s/ ELMER A. JOHNSTON
                                             ---------------------------------
                                          Name:   Elmer A. Johnston
                                          Title:  Secretary

                                                                      ANNEX II
                                                                         TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT


NEITHER THIS WARRANT NOR ISSUANCE OF THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF TO THE HOLDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 22.

No. UPW-                                          Right to Purchase 10,000 Units


                            HARKEN ENERGY CORPORATION

                              UNIT PURCHASE WARRANT

                  HARKEN ENERGY CORPORATION, a Delaware corporation, hereby certifies that, for value received, ALEXANDRA GLOBAL MASTER FUND LTD. or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., New York City time, on the Expiration Date (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), 10,000 Units at a Exercise Price per Unit equal to the Exercise Price. The number of Units and the Exercise Price are subject to adjustment as provided in this Warrant.

                  1. DEFINITIONS.

                  (a) As used in this Warrant, the term "Holder" shall have the meaning assigned to such term in the first paragraph of this Warrant.

                  (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Warrant.

                  (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Additional Preferred Shares" means the shares of Series J Preferred Stock issued or issuable pursuant to this Unit Purchase Warrant.

                  "Aggregate Exercise Price" means at any time an amount equal to the product obtained by multiplying (x) the Exercise Price times (y) the number of Units for which this Warrant may be exercised at such time.

                  "AMEX" means the American Stock Exchange, Inc.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Certificate of Designations" shall have the meaning provided in the Subscription Agreement.

                  "Closing Warrants" means the Common Stock Purchase Warrants issued pursuant to the Subscription Agreement.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

                  "Common  Stock   Warrant"  means  the  Common  Stock  Purchase
Warrant, in the form of Annex III to the Subscription Agreement, issuable by the Company which entitles the Holder to purchase shares of Common Stock.

                  "Company" shall include Harken Energy Corporation, a Delaware corporation, and any corporation that shall succeed to or assume the obligations of Harken Energy Corporation hereunder in accordance with the terms hereof.

                  "Exercise Price" means $100, subject to adjustment as provided in this Warrant.

                  "Expiration Date" means April 28, 2005.

                  "Issuance Date" means the date of original issuance of this Warrant or its predecessor instrument.

                  "Market Price" means with respect to any security on any day the closing bid price of such security on such day on the Nasdaq or the NYSE or the AMEX, as applicable, or, if such security is not listed or admitted to trading on the Nasdaq, the NYSE or the AMEX, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, in any such case as reported by Bloomberg, L.P. or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question, as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors.

                  "Nasdaq" means the Nasdaq National Market.

                  "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Other Securities" means any stock and other securities (other than Series J Preferred Stock and Common Stock Warrants) of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to the Units, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Series J Preferred Stock and Common Stock Warrants or Other Securities pursuant to Section 5.

                  "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

                  "Preferred Shares" means the shares of Series J Preferred Stock issued pursuant to the Subscription Agreement.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registration Statement" shall have the meaning provided in the Agreement.

                  "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the 1933 Act (or any successor provision).

                  "Reorganization Event" means the occurrence of any one or more of the following events:

                           (i) any consolidation,  merger or similar transaction
                  of the Company or any Subsidiary with or into another entity (other than a merger or consolidation or similar transaction of a Subsidiary into the Company or a wholly-owned Subsidiary); or the sale or transfer of all or substantially all of the assets of the Company and the Subsidiaries in a single transaction or a series of related transactions; or

                           (ii) the  occurrence of any  transaction  or event in
                  connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive securities of any other Person (whether by means of a Tender Offer, liquidation, consolidation, merger, share exchange, combination, reclassification, recapitalization, or otherwise); or

                           (iii) the acquisition by a Person or group of Persons
                  acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors.

                  "Rule 144A" means Rule 144A as promulgated under the 1933 Act.

                  "SEC" means the Securities and Exchange Commission.

                  "Series J Preferred Stock" means the Series J Preferred Stock, $1.00 par value, of the Company.

                  "Subscription Agreement" means the Subscription Agreement, dated as of April 27, 2004, by and between the Company and the original Holder of this Warrant.

                  "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "Tender Offer" means a tender offer, exchange offer or other offer by the Company to repurchase outstanding shares of its capital stock.

                  "Termination Date" means the Business Day on which this Warrant is to be terminated pursuant to Section 7(a), determined in accordance with Section 9(a).

                  "Termination Notice" means the written notice from the Company to the Holder notifying the Holder that the conditions to the Company's right to terminate the Warrant set forth in Section 7(a) have occurred and that the Company is exercising its right to terminate this Warrant on the Termination Date.

                  "Trading Day" means a day on whichever of the national securities exchange, the Nasdaq or the Nasdaq SmallCap which then constitutes the principal securities market for the Common Stock is open for general trading.

                  "Transaction Documents" means the Subscription Agreement, the Certificate of Designations, the Closing Warrants, the Common Stock Warrants and this Warrant.

                  "Unit" means the Unit consisting of (x) one Additional Preferred Share and (y) a Common Stock Warrant to purchase a number of shares equal to 50% of the number of shares of Common Stock underlying one Additional Preferred Share.

                  2. EXERCISE OF WARRANT. This Warrant may be exercised by the Holder in whole at any time or in part from time to time on or before the Expiration Date by (x) surrendering this Warrant to the Company, (y) giving a subscription form in the form of EXHIBIT 1 to this Warrant (duly executed by the

Holder) to the Company, and (z) making payment, in cash or by certified or official bank check payable to the order of the Company, or by wire transfer of funds to the account of the Company, in any such case, in the amount obtained by multiplying (a) the number of Units designated by the Holder in the subscription form by (b) the Exercise Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of Units for which such Warrant or Warrants may still be exercised. The subscription form may be surrendered by telephone line facsimile transmission to such telephone number for the Company as shall have been specified in writing to the Holder by the Company; provided, however, that if the subscription form is given to the Company by telephone line facsimile transmission the Holder shall send an original of such subscription form to the Company within ten Business Days after such subscription form is so given to the Company; provided further, however, that any failure or delay on the part of the Holder in giving such original of any subscription form shall not affect the validity or the date on which such subscription form is so given by telephone line facsimile transmission.

                  3. DELIVERY OF STOCK CERTIFICATES AND WARRANTS, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant and in any event within five Trading Days thereafter, upon the terms and subject to the conditions of this Warrant, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Series J Preferred Stock (or Other Securities) and Common Stock Warrants to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates and Common Stock Warrants shall be free of restrictive and trading legends (except to the extent permitted under
Section 5(b) of the Subscription Agreement). The Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Series J Preferred Stock (or Other Securities) and Common Stock Warrants (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Series J Preferred Stock (or Other Securities) or Common Stock Warrants issuable upon exercise of this Warrant or payment of cash to any Person other than the Holder, and in case of such transfer or payment the Company shall not be required to deliver any certificate for shares of Series J Preferred Stock (or Other Securities) or the Common Stock Warrants upon such exercise or pay any cash until such tax or charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or charge is due. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Series J
Preferred Stock or the Common Stock Warrants shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

                  4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time on or after the Issuance Date, all holders of Series J Preferred Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock, rights, warrants or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock, rights, warrants or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then and in each such case the  Holder,  on the  exercise  hereof as provided in
Section 2, shall be entitled to receive the amount of stock, rights, warrants and Other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) which the Holder would hold on the date of such exercise if on the date of such action specified in the preceding clauses (a) through (c) (or the record date therefor) the Holder had been the holder of record of the number of shares of Series J Preferred Stock issuable pursuant to this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock, rights, warrants and Other Securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 4) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 5.

                  5. EXERCISE UPON A REORGANIZATION EVENT. In case of any Reorganization Event the Company shall, as a condition precedent to the consummation of the transactions constituting, or announced as, such Reorganization Event, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the Units and Other Securities or property purchasable and receivable upon exercise of the rights represented hereby immediately prior to such Reorganization Event) to purchase the kind and amount of shares of stock and Other Securities and property (including cash) receivable upon such Reorganization Event by a holder of the number of shares of Common Stock that might have been received upon conversion of the number of shares of Series J Preferred Stock and upon exercise of the Common Stock Warrants issuable upon exercise of this Warrant immediately prior to such Reorganization Event. Any such provision shall include provisions for adjustments in respect of such shares of stock and Other Securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 5 shall apply to successive Reorganization Events.

                  6. ADJUSTMENT FOR CERTAIN EXTRAORDINARY EVENTS. If on or after the Issuance Date the Company shall (i) issue additional shares of the Series J Preferred Stock as a dividend or other distribution on outstanding Series J Preferred Stock, (ii) subdivide or reclassify its outstanding shares of Series J Preferred Stock, or (iii) combine its outstanding shares of Series J Preferred Stock into a smaller number of shares of Series J Preferred Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Series J Preferred Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Series J Preferred Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. The Holder shall thereafter, on the exercise hereof as provided in Section 2, be entitled to receive that number of Units determined by multiplying the number of Units which would be issuable on such exercise immediately prior to such issuance, subdivision or combination, as the case may be, by a fraction of which (i) the numerator is the Exercise Price in effect immediately prior to such issuance and
(ii) the denominator is the Exercise Price in effect on the date of such exercise.

                  7. TERMINATION. (1) In the event that the Market Price of the Common Stock shall have been equal to or greater than 150% of the Exercise Price for each of 20 consecutive Trading Days, the Company shall have the right to terminate this Warrant on the applicable Termination Date so long as on the date the Company gives the Termination Notice and at all times thereafter through the Termination Date:

                  (x) the Corporation shall be in compliance in all material respects with its obligations to the Holder (including, without limitation, its obligations under the Transaction Documents), and

                  (y) the Registration Statement shall be effective and available for use by the selling stockholders named therein and shall reasonably be expected to remain effective and available for such use for the 30 days following the Termination Date.

In order to exercise its rights under this Section 7, the Company shall give the Termination Notice to the Holder not less than 30 or more than 45 days prior to the Termination Date.

                  (2) The Company shall not be entitled to give the Termination Notice with respect to any portion of this Warrant with respect to which the Holder has exercised this Warrant under Section 2 or as to which a Subscription Form has been given on a date which is on or prior to the date on which the Termination Notice is given. If the Termination Notice has been given, thereafter the proceedings for such termination shall not affect the right of the Holder to exercise this Warrant in accordance with Section 2 at any time prior to the Termination Date.

                  8. VOLUNTARY ADJUSTMENTS. The Company may make such reductions in the Exercise Price, in addition to those required by Sections 4, 5 and 6 as the Board of Directors considers to be advisable.

                  9. MINIMUM ADJUSTMENT. No adjustment in the Exercise Price (and no related adjustment in the number of Units which may thereafter be purchased upon exercise of this Warrant) shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All such calculations under this Warrant shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  10. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly, but in no event later than five Trading Days thereafter, give a notice to the Holder setting forth the Exercise Price and number of Units which may be purchased upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment but which such statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  11. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

                  12. NOTICE TO HOLDER PRIOR TO CERTAIN ACTIONS. In case on or after the Issuance Date:

                  (a) the Company shall declare a dividend (or any other distribution) on its Series J Preferred Stock or Common Stock (other than in cash out of retained earnings); or

                  (b) the Company shall authorize the granting to the holders of its Series J Preferred Stock or Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) the Board of Directors shall authorize any reclassification of the Series J Preferred Stock or Common Stock, or any consolidation or merger or other business combination transaction to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give the Holder, as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Series J Preferred Stock or Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Series J Preferred Stock or Common Stock of record who shall be entitled to exchange their Series J Preferred Stock or Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Company gives such notice to the Holder or is required to give such notice to the Holder, the Holder shall be entitled to give a subscription form to exercise this Warrant in whole or in part that is contingent on the completion of such action.

                  13. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Series J Preferred Stock (or Other Securities) to effect the full exercise of this Warrant and if at any time the number of authorized but unissued shares of Series J Preferred Stock (or Other Securities) shall not be sufficient to effect such exercise, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Series J Preferred Stock (or Other Securities) to such number as shall be sufficient for such purposes.

                  14. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder in Person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed accompanied by an assignment form in the form attached to this Warrant, or other customary form, duly executed by the transferring Holder.

                  15. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

                  16. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 15, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Units which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

                  17. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security), or (b) in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor without charge to the Holder.

                  18. WARRANT AGENT. The Company may, by written notice to the Holder, appoint the transfer agent and registrar for the Units as the Company's agent for the purpose of issuing Series J Preferred Stock (or Other Securities) or Common Stock Warrants on the exercise of this Warrant pursuant to Section 2, and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of exchanging this Warrant pursuant to Section 16, and replacing this Warrant pursuant to Section 19, or any of the foregoing, and thereafter any such exchange or replacement, as the case may be, shall be made at such office by such agent.

                  19. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  20. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Common Stock (or Other Securities) purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

                  21. NOTICES, ETC. All notices and other communications from the Company to the Holder shall be in writing and delivered personally, by confirmed facsimile, by a nationally recognized overnight courier service or mailed by first class certified mail, postage prepaid, at such facsimile telephone number or address as may have been furnished to the Company in writing by the Holder or at such facsimile telephone number or the address shown for the Holder on the register of Warrants referred to in Section 17.

                  22. TRANSFER RESTRICTIONS. This Warrant has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Warrant may not be transferred prior to the end of the holding period applicable to sales hereof under Rule 144(k) unless (1) the transferee is an "accredited investor" (as defined in Regulation D under the 1933 Act) or a QIB in a transfer that meets the requirements of Rule 144A and
(2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Warrant may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus related thereto, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. If such transfer is intended to assign the rights and obligations of the Holder the Subscription Agreement, such transfer shall otherwise be made in compliance with the applicable provisions of the Subscription Agreement.

                  23. RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the 1933 Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) under the 1934 Act, make available to the Holder and the holder of any shares of Series J Preferred Stock or Common Stock Warrants issued upon exercise of this Warrant which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of this Warrant from the Holder, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Warrant without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

                  24. LEGEND. The provisions of Section 5(b) of the Subscription Agreement and the related definitions of capitalized terms used therein and defined in the Subscription Agreement are by this reference incorporated herein as if set forth in full at this place.

                  25. AMENDMENT; WAIVER. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  26. MISCELLANEOUS. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings, captions and footers in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  27. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.




                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on its behalf by one of its officers thereunto duly authorized.

Dated:                                            HARKEN ENERGY CORPORATION

                                                  By:
                                                      --------------------------
                                                       Name:
                                                       Title:

                                   ASSIGNMENT

                  For value _____________ hereby sell(s), assign(s) and transfer(s) unto ____________________ (Please insert social security or other Taxpayer Identification Number of assignee: ________________) the attached original, executed Warrant to purchase _________________ share of Common Stock of Harken Energy Corporation, a Delaware corporation (the "Company"), and hereby irrevocably constitutes and appoints _______________________ attorney to transfer the Warrant on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Warrant within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the 1933 Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the 1933 Act), the undersigned confirms that such Warrant is being transferred:

         |_|      To the Company or a subsidiary thereof; or

         |_|      To a QIB pursuant to and in compliance with Rule 144A; or

         |_| To an "accredited investor" (as defined in Regulation D under the 1933 Act) pursuant to and in compliance with the 1933 Act; or

         |_|      Pursuant  to and in  compliance  with  Rule 144 under the 1933
                  Act;

and unless the box below is checked, the undersigned confirms that, to the knowledge of the undersigned, such Warrant is not being transferred to an "affiliate" (as defined in Rule 144 under the 1933 Act) of the Company.

         |_|      The transferee is an affiliate of the Company.

                  Capitalized terms used in this Assignment and not defined in this Assignment shall have the respective meanings provided in the Warrant.

Dated:                                   NAME:
       ----------------                        ---------------------------------



                                               ---------------------------------
                                                         Signature(s)

                                                                       EXHIBIT 1

                              FORM OF SUBSCRIPTION

                            Harken Energy Corporation

                   (To be signed only on exercise of Warrant)

TO:      Harken Energy Corporation
         580 West Lake Park Boulevard

         Suite 600
         Houston, Texas  77079

         Attention:  Chief Financial Officer

         1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to Units (the "Exercise Units") consisting of (x) ____________ shares of Series J Preferred Stock and (y) Common Stock Warrants to purchase __________ shares of Common Stock of Harken Energy Corporation, a Delaware corporation (the "Company").

         2. The undersigned Holder elects to pay the Aggregate Exercise Price for such Exercise Units (i) in lawful money of the United States or by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $ , or (ii) by wire transfer of United States funds to the account of the Company in the amount of $ , which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company.

         3. Capitalized terms used herein but not otherwise defined herein still have the meaning assigned to such terms in the Warrant.

         4. Please issue a stock certificate or certificates representing the appropriate number of shares of Series J Preferred Stock and Common Stock Warrants in the name of the undersigned or in such other name(s) as is specified below:

         Name:
                      ----------------------------------------------------------

         Address:
                      ----------------------------------------------------------


         Social Security or Tax Identification Number (if any):

                      ----------------------------------------------------------

Dated:
                                    --------------------------------------------
                                    (Signature must conform to name of Holder as specified on the face of the Warrant)


                                    --------------------------------------------

                                    --------------------------------------------
                                    (Address)

                                                                      ANNEX III
                                                                          TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

NEITHER THIS WARRANT NOR ISSUANCE OF THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF TO THE HOLDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR SUCH SECURITIES MAY BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER.

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 25.

No. W-                            Right to Purchase  2,873,563 Shares of  Common
                                    Stock of Harken Energy Corporation


                           HARKEN ENERGY CORPORATION

                         COMMON STOCK PURCHASE WARRANT

            HARKEN ENERGY CORPORATION, a Delaware corporation, hereby certifies that, for value received, ALEXANDRA GLOBAL MASTER FUND LTD. or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., New York City time, on the Expiration Date (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), 2,873,563 paid and nonassessable shares of Common Stock at a purchase price per share equal to the Exercise Price. The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in this Warrant.

            1. DEFINITIONS.

            (a) As used in this Warrant, the term "Holder" shall have the meaning assigned to such term in the first paragraph of this Warrant.

            (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Warrant.

            (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Additional Preferred Stock" means the shares of Series J Preferred Stock issued or issuable pursuant to the Unit Purchase Warrants.

            "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

            "Aggregate Exercise Price" means at any time an amount equal to the product obtained by multiplying (x) the Exercise Price times (y) the number of shares of Common Stock for which this Warrant may be exercised at such time.

            "Aggregation  Parties"  shall have the  meaning  provided in Section
      2(c).

            "AMEX" means the American Stock Exchange, Inc.

            "Board of Directors" means the Board of Directors of the Company.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

            "Certificate of Designations" shall have the meaning provided in the Subscription Agreement.

            "Common Stock" includes the Company's Common Stock, par value $.01 per share, (and any purchase rights issued with respect to the Common Stock in the future) as authorized on the date hereof, and any other securities into which or for which the Common Stock (and any such rights issued with respect to the Common Stock) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock.

            "Common Stock Equivalents" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

            "Company" shall include Harken Energy Corporation, a Delaware corporation, and any corporation that shall succeed to or assume the obligations of Harken Energy Corporation hereunder in accordance with the terms hereof.

            "Current Fair Market Value" means when used with respect to the Common Stock as of a specified date with respect to each share of Common Stock, the average of the closing prices of the Common Stock sold on all securities exchanges (including the AMEX, the Nasdaq and the Nasdaq
      SmallCap) on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten Trading Days consisting of the day as of which the Current Fair Market Value of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the nine consecutive Trading Days prior to such day. If on the date for which Current Fair Market Value is to be determined the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Current Fair Market Value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not an employee or director of the Company at the time of determination) in an arms'-length transaction for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

            "Excluded Shares" shall have the meaning provided in Section 2(c).

            "Exercise Price" means $.98, subject to adjustment as provided in this Warrant.

            "Expiration Date" means [PRIOR TO ISSUANCE, INSERT THE DATE WHICH IS ONE YEAR AFTER DATE OF ISSUANCE], 2005.

            "Extended Redemption Date" means with respect to any portion of this Warrant to which Section 9(b) applies, the date that is 60 days after the latest date on which such Holder's Restricted Ownership Percentage no longer restricts such Holder's right to exercise the remaining unexercisable portion of this warrant.

            "Issuance Date" means the date of original issuance of this Warrant or its predecessor instrument.

            "Market Price" means with respect to any security on any day the closing bid price of such security on such day on the Nasdaq or the NYSE or the AMEX, as applicable, or, if such security is not listed or admitted to trading on the Nasdaq, the NYSE or the AMEX, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, in any such case as reported by Bloomberg, L.P. or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question, as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors.

            "Nasdaq" means the Nasdaq National Market.

            "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

            "1934 Act" means the Securities Exchange Act of 1934, as amended.

            "1933 Act" means the Securities Act of 1933, as amended.

            "NYSE" means the New York Stock Exchange, Inc.

            "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
      Section 5.

            "Other Warrants" shall mean the Common Stock Purchase Warrants (other than this Warrant) issued or issuable pursuant to the Unit Purchase Warrants.

            "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

            "Preferred Shares" means the shares of Series J Preferred Stock issued pursuant to the Subscription Agreements.

             "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

            "Redemption Date" means the Business Day on which a portion or all of this Warrant is to be redeemed pursuant to Section 9(a), determined in accordance with Section 9(a).

            "Redemption Notice" means the written notice from the Company to the Holder notifying the Holder that the conditions to the Company's right to redeem the Warrant set forth in Section 9(a) have occurred and that the Company is exercising its right to redeem this Warrant on the Redemption Date.

            "Redemption Price" means an amount equal to $.01 for each share of Common Stock underlying the portion of this Warrant to be redeemed on the applicable Redemption Date.

            "Registration Statement" shall have the meaning provided in the Subscription Agreement.

            "Restricted Ownership Percentage" shall have the meaning provided in
      Section 2(c).

            "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the 1933 Act (or any successor provision).

            "Reorganization Event" means the occurrence of any one or more of the following events:

                  (i) any  consolidation,  merger or similar  transaction of the
            Company or any Subsidiary with or into another entity (other than a merger or consolidation or similar transaction of a Subsidiary into the Company or a wholly-owned Subsidiary); or the sale or transfer of all or substantially all of the assets of the Company and the Subsidiaries in a single transaction or a series of related transactions; or

                  (ii) the occurrence of any  transaction or event in connection with which all or substantially all the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive securities of any other Person (whether by means of a Tender Offer, liquidation, consolidation, merger, share exchange, combination, reclassification, recapitalization, or otherwise); or

                  (iii) the  acquisition  by a Person or group of Persons acting in concert as a partnership, limited partnership, syndicate or group, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, of beneficial ownership of securities of the Company representing 50% or more of the combined voting power of the outstanding voting securities of the Company ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors.

            "Rule 144A" means Rule 144A as promulgated under the 1933 Act.

            "SEC" means the Securities and Exchange Commission.

            "Series J Preferred Stock" means the Series J Preferred Stock, $1.00 par value, of the Company.

            "Subscription Agreement" means the Subscription Agreement, dated as of April 27, 2004, by and between the Company and the original Holder of this Warrant.

            "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

            "Tender Offer" means a tender offer, exchange offer or other offer by the Company to repurchase outstanding shares of its capital stock.

            "Trading Day" means a day on whichever of the national securities exchange, the Nasdaq or the Nasdaq SmallCap which then constitutes the principal securities market for the Common Stock is open for general trading.

            "Transaction  Documents"  means  the  Subscription  Agreement,   the
      Certificate of Designations, the Unit Purchase Warrants and this Warrant.

            "Unexercisable Portion" shall have the meaning provided in Section 9(b)(1).

            "Unit Purchase Warrant" means the Unit Purchase Warrants issued pursuant to the Subscription Agreement.

            2. EXERCISE OF WARRANT.

            (A) EXERCISE. This Warrant may be exercised by the Holder in whole at any time or in part from time to time on or before the Expiration Date by (x) surrendering this Warrant to the Company, (y) giving a subscription form in the form of EXHIBIT 1 to this Warrant (duly executed by the Holder) to the Company, and (z) making payment, in cash or by certified or official bank check payable to the order of the Company, or by wire transfer of funds to the account of the Company, in any such case, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by
(b) the Exercise Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. The subscription form may be surrendered by telephone line facsimile transmission to such telephone number for the Company as shall have been specified in writing to the Holder by the Company; provided, however, that if the subscription form is given to the Company by telephone line facsimile transmission the Holder shall send an original of such subscription form to the Company within ten Business Days after such subscription form is so given to the Company; provided further, however, that any failure or delay on the part of the Holder in giving such original of any subscription form shall not affect the validity or the date on which such subscription form is so given by telephone line facsimile transmission.

            (B) NET EXERCISE. Notwithstanding anything to the contrary contained in Section 2(a), if at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, then the Holder may elect to exercise this Warrant, in whole at any time or in part from time to time, by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of the subscription form annexed hereto (duly executed by the Holder) to the Company (followed by surrender of this Warrant to the Company within three Trading Days after surrender of such subscription form), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                    X = Y x (A - B)
                                          A

where,

                  X = the number of shares of Common Stock to be issued to the Holder

                  Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                  A = the Current Fair Market Value of one share of Common Stock calculated as of the last Trading Day immediately preceding the exercise of this Warrant

                  B = the Exercise Price

            (C) 9.9% LIMITATION.

            (1) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof at any time shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Holder (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein (the "Excluded Shares"), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of the Excluded Shares) by Persons whose beneficial ownership of Common Stock would be aggregated with the beneficial ownership by the Holder for purposes of determining whether a group exists or for purposes of determining the Holder's beneficial ownership (the "Aggregation Parties"), in either such case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder (including, without limitation, as the same is made applicable to Section 16 of the 1934 Act and the rules promulgated thereunder), would result in beneficial ownership by the Holder or such group of more than 9.9% of the shares of Common Stock for purposes of Section 13(d) or Section 16 of the 1934 Act and the rules promulgated thereunder (as the same may be modified by the Holder as provided herein, the "Restricted Ownership Percentage"). The Holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that
Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.9%. If at any time the limits in this Section 2(c) make this Warrant unexercisable in whole or in part, the Company shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter upon exercise of this Warrant as and when shares of Common Stock may be issued in compliance with such restrictions.

            (2) For purposes of this Section 2(c), in determining the number of outstanding shares of Common Stock at any time the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's then most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (2) a public announcement by the Company that is later than any such filing referred to in the preceding clause (1) or (3) any other notice by the Company or its transfer agent setting forth the number shares of Common Stock outstanding and knowledge the Holder may have about the number of shares of Common Stock issued upon conversion or exercise of Common Stock Equivalents by any Person, including the Holder, which are not reflected in the preceding clauses (1) through (3). Upon the written request of the Holder, the Company shall within three Business Days confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of Common Stock Equivalents, including the Notes and the Warrants, by the Holder or its affiliates, in each such case subsequent to, the date as of which such number of outstanding shares of Common Stock was reported.

            3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. (a) As soon as practicable after the exercise of this Warrant and in any event within five Trading Days thereafter, upon the terms and subject to the conditions of this Warrant, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates shall be free of restrictive and trading legends (except to the extent permitted under Section 5(b) of the Subscription Agreement), plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Current Fair Market Value of one full share of Common Stock, together with any other stock or Other Securities or any property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise. In lieu of delivering physical certificates for the shares of Common Stock or (Other Securities) issuable upon any exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent electronically to transmit such shares of Common Stock (or Other Securities) issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). The Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock (or Other Securities) or payment of cash upon exercise of this Warrant (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant or payment of cash to any Person other than the Holder, and in case of such transfer or payment the Company shall not be required to deliver any certificate for shares of Common Stock (or Other Securities) upon such exercise or pay any cash until such tax or charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or charge is due. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

            (b) If in any case the Company shall fail to issue and deliver or cause to be delivered the shares of Common Stock to the Holder within five Trading Days of a particular exercise of this Warrant, in addition to any other liabilities the Company may have hereunder and under applicable law, (A) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure; (B) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the Issuance Date and ending on the date the Company delivers or causes to be delivered to the Holder such shares of Common Stock), then the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual, direct, demonstrable out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, and (C) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with such exercise of the Holder's right, rescind such exercise and the subscription form relating thereto, in which case the Holder shall thereafter be entitled to exercise that portion of this Warrant as to which such exercise is so rescinded and to exercise its other rights and remedies with respect to such failure by the Company. Notwithstanding the foregoing the Company shall not be liable to the Holder under clauses (A) or (B) of the immediately preceding sentence to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Company's Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of such Transfer Agent or the bankruptcy, liquidation or reorganization of such Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after the Holder exercises this Warrant if the Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Warrant or otherwise.

            4. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time on or after the Issuance Date, all holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

            (a) other or additional stock, rights, warrants or other securities or property (other than cash) by way of dividend, or

            (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

            (c) other or additional stock, rights, warrants or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than (i) additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 6) and (ii) rights or warrants to subscribe for Common Stock at less than the Current Fair Market Value (adjustments in respect of which are provided in Section 7), then and in each such case the Holder, on the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock, rights, warrants and Other Securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) which the Holder would hold on the date of such exercise if on the date of such action specified in the preceding clauses (a) through (c) (or the record date therefor) the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock, rights, warrants and Other Securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 4) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 5.

            5.  EXERCISE   UPON  A   REORGANIZATION   EVENT.   In  case  of  any
Reorganization Event the Company shall, as a condition precedent to the consummation of the transactions constituting, or announced as, such Reorganization Event, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of Common Stock of the Company and Other Securities or property purchasable and receivable upon exercise of the rights represented hereby immediately prior to such Reorganization Event) to purchase the kind and amount of shares of stock and Other Securities and property (including cash) receivable upon such Reorganization Event by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such Reorganization Event. Any such provision shall include provisions for adjustments in respect of such shares of stock and Other Securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 5 shall apply to successive Reorganization Events.

            6. ADJUSTMENT FOR CERTAIN EXTRAORDINARY EVENTS. If on or after the Issuance Date the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the Exercise Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. The Holder shall thereafter, on the exercise hereof as provided in Section 2, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise immediately prior to such issuance, subdivision or combination, as the case may be, by a fraction of which (i) the numerator is the Exercise Price in effect immediately prior to such issuance and (ii) the denominator is the Exercise Price in effect on the date of such exercise.

            7. ISSUANCE OF RIGHTS OR WARRANTS TO COMMON STOCKHOLDERS AT LESS THAN CURRENT FAIR MARKET VALUE. If the Company shall on or after the Issuance Date issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Fair Market Value on the record date fixed for the determination of stockholders entitled to receive such rights or warrants, then

            (a) the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect at the opening of business on the day after such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Fair Market Value, and the denominator shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase; and

            (b) the number of shares of Common Stock which the Holder may thereafter purchase upon exercise of this Warrant at the opening of business on the day after such record date shall be increased to a number equal to the quotient obtained by dividing (x) the Aggregate Exercise Price in effect immediately prior to such adjustment in the Exercise Price pursuant to clause (a) of this Section 7 by (y) the Exercise Price in effect immediately after such adjustment in the Exercise Price pursuant to clause (a) of this Section 7.

Such adjustment shall become effective immediately after the opening of business on the day following the record date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be readjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to be the number which would then be in effect if such record date had not been fixed. In determining whether any rights or warrants entitle the Holder to subscribe for or purchase shares of Common Stock at less than such Current Fair Market Value, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

            8. ADJUSTMENTS FOR CERTAIN ISSUANCES OF NEWLY ISSUED SHARES.

            (a) In case at any time on or after the Issuance Date the Company shall issue shares of its Common Stock or Common Stock Equivalents (collectively, the "Newly Issued Shares"), other than an issuance pro rata to all holders of its outstanding Common Stock, at a price below the Exercise Price in effect immediately prior to such issuance, then following such issuance of Newly Issued Shares the Exercise Price shall be reduced as provided in Section 8(b) and the number of shares of Common Stock which may be issued upon exercise of this Warrant shall be increased as provided in Section 8(c).

            (b)  The  reduction  in  the  Exercise  Price   following  any  such
      adjustment shall be determined by multiplying the Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) plus (ii) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company for the number of Newly Issued Shares would purchase at a price equal to the Exercise Price in effect immediately prior to such issuance, and the denominator shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) plus (Y) the number of Newly Issued Shares. The adjustment provided for in this Section 8(b) may be expressed as the following mathematical formula:

                                 ( O +(C / PP))        x   PP
                               -----------------
               NPP   =         (    O  +  N    )
where,

      C           =     aggregate  consideration  received  by  the  Company
                  for the Newly Issued Shares

      N           =     number of Newly Issued Shares

      O           =     number of  shares of  Common  Stock   outstanding  (on a
                  fully   diluted   basis,  as   described   above)  immediately
                  prior to the issuance of the Newly Issued Shares

      PP          =     Exercise   Price   immediately   prior to  the  issuance
                  of the Newly Issued Shares

      NPP         =     Exercise   Price  immediately  after  the   issuance  of
                  the Newly Issued Shares

            (c) If the Exercise Price is reduced in connection with the issuance of Newly Issued Shares as provided in Section 8(b), then the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be increased at the time of such reduction in the Exercise Price to a number equal to the quotient obtained by dividing (x) the Aggregate
      Exercise Price in effect immediately prior to such issuance of Newly Issued Shares by (y) the Exercise Price in effect immediately after such issuance of Newly Issued Shares after such reduction in the Exercise Price pursuant to Section 8(b).

            (d) Notwithstanding the foregoing, no adjustment shall be made under this Section 8 by reason of:

                  (1) the  issuance by the Company of shares of Common Stock pro rata to all holders of the Common Stock so long as (i) any adjustment required by Section 6 is made and (ii) the Company shall have given notice thereof to the Holder pursuant to Section 15;

                  (2) the issuance by the Company of Newly  Issued  Shares in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered with the SEC under the 1933 Act;

                  (3) the issuance by the Company of the  Preferred  Stock,  the
            Additional Preferred Stock, the Unit Purchase Warrants or the Other Warrants or shares of Common Stock upon conversion of the Preferred Stock, Additional preferred Stock or upon exercise of this Warrant or the Other Warrants in accordance with the terms hereof and thereof;

                  (4) the  issuance by the Company of shares of Common  Stock in lieu of payment of dividends on the Preferred Stock and the Additional Preferred Stock in accordance with the terms of the Certificate of Designations;

                  (5) the  issuance by the Company of Newly  Issued  Shares upon grant or exercise of options for employees, directors and consultants under the Company's 1993 Stock Option and Restricted Stock Plan and the Company's 1996 Stock Option and Restricted Stock Plan; and

                  (6) the issuance by the Company of Newly Issued  Shares to the lessor or vendor in any equipment lease or similar equipment financing transaction in which the Company or any Subsidiary obtains the use of equipment for its business.

            (e) Notwithstanding any other provision in this Section 8 to the contrary, if a reduction in the Purchase price pursuant to this Section 8 (other than as set forth in this clause 8(e)) would require the Company to obtain stockholder approval of the transactions contemplated by the Subscription Agreement pursuant to the rules of AMEX and such stockholder approval has not been obtained, (i) the Exercise Price shall be reduced to the maximum extent that would not require stockholder approval under such rules, and (ii) the Company shall use its commercially reasonable efforts to obtain such shareholder approval as soon as reasonably practicable, including by calling a special meeting of shareholders to vote on such Exercise Price adjustment.

            9.    REDEMPTION AT OPTION OF COMPANY.

            (a) Redemption. (1) The Company shall have the right to redeem this Warrant on the applicable Redemption Date so long as on the date the Company gives the Redemption Notice and at all times thereafter through the Redemption
Date:

            (x) the Corporation shall be in compliance in all material respects with its obligations to the Holder (including, without limitation, its obligations under the Transaction Documents),

            (y) the Registration Statement shall be effective and available for use by the selling stockholders named therein and shall reasonably be expected to remain effective and available for such use for the 30 days following the Redemption date, and

            (z) the Market Price of the Common Stock shall have been equal to or greater than 150% of the Exercise Price for each of 5 consecutive Trading Days.

Any redemption of this Warrant shall be made at the Redemption Price. In order to exercise its right of redemption under this Section 9, the Company shall give the Redemption Notice to the Holder not less than 30 or more than 45 Business Days prior to the Redemption Date.

            (2) On the Redemption Date (or such later date as a particular Holder shall surrender to the Company this Warrant), the Company shall pay to or upon the order of each Holder by wire transfer of immediately available funds to such account as shall be specified for such purpose by the Holder an amount equal to the Redemption Price. The Holder shall not be entitled to payment of the Redemption Price until the Holder shall have surrendered a portion of this Warrant to the Company or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with Section 20.

            (3) The Company shall not be entitled to give the Redemption Notice with respect to, or to redeem, any portion of this Warrant with respect to which the Holder has exercised this Warrant under Section 2 or as to which a Subscription Form has been given on a date which is on or prior to the date on which the Redemption Notice is given. If the Redemption Notice has been given, thereafter the proceedings for such redemption shall not affect the right of the Holder to exercise this Warrant in accordance with Section 2 at any time prior to the Redemption Date. The assignment of this Warrant relating to the number of shares of Common Stock (or Other Securities) to be redeemed from the Holder, as stated in the Redemption Notice given to the Holder, shall be reduced by exercises of shares of this Warrant for which such Holder gives a Subscription Form in accordance with Section 2 at any time on or after the date the Company gives such Redemption Notice to the Holder and prior to the Redemption Date. If on the Redemption Date the Company fails to pay the Redemption Price of this Warrant in full to the Holder, the Holder shall be entitled to exercise this Warrant in accordance with Section 2 at any time after such Redemption Date and prior to the date on which the Company pays the Redemption Price in full to the Holder and in the case of any such exercise of this Warrant upon delivery to the exercising Holder of the shares of Common Stock issuable upon such exercise the Company shall have no further liability in respect of the Redemption Price of such portion of this Warrant.

            (B) LIMITATION ON REDEMPTION. (1) Notwithstanding any other provision of this Warrant or applicable law to the contrary, in case the Company shall give a Redemption Notice to the Holder, and on the date the Company gives such Redemption Notice or at any time thereafter to and including the applicable Redemption Date, the Holder shall be restricted in exercising any portion of this Warrant by reason of the Holder's Restricted Ownership Percentage (the "Unexercisable Portion"), then the Redemption Date for the Unexercisable Portion of this Warrant held by the Holder, so called for redemption by the Company and which the Holder may not exercise at any such time during such period from the date the Company gives such Redemption Notice to the applicable Redemption Date shall be extended to be the Extended Redemption Date. On the applicable Extended Redemption Date, the Company shall pay the Redemption Price for any portion of this Warrant redeemed on such Extended Redemption Date. Any portion of this Warrant for which there is an Extended Redemption Date shall remain exercisable by the Holder in accordance with Section 2 at any time to and including the day prior to the applicable Extended Redemption Date.

            (2) Notwithstanding anything to the contrary contained in Section 2(c) solely for the purposes of calculating the Holder's Restricted Ownership Percentage for purposes of this Section 9(b), the shares of Common Stock issuable upon exercise of the Warrants held by the Holder shall not be deemed to be Excluded Shares and shall be taken into account in calculating the Holder's Restricted Ownership Percentage to determine the amount of the Holder's Unexercisable Portion.

            10. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. (a) If any of the following events occur, namely:

            (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

            (ii) any consolidation, merger statutory exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or

            (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

            (x) this Warrant shall thereafter entitle the Holder to purchase the kind and amount of shares of stock and Other Securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance by the holder of a number of shares of Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to exercise this Warrant) immediately prior to such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, combination, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 10 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares),

            (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant and the Subscription Agreement and

            (z) if registration or qualification is required under the 1933 Act or applicable state law for the public resale by the Holder of such shares of stock and Other Securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. If, in the case of any such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, the stock or other securities or other property or assets receivable thereupon by a holder of shares of Common Stock includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

            (b) The above provisions of this Section 10 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

            (c) If this Section 10 applies to any event or occurrence, Section 5 shall not apply.

            11. TAX ADJUSTMENTS. The Company may make such reductions in the Exercise Price, in addition to those required by Sections 4, 5, 6, 7, 8 and 9 as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

            12. MINIMUM ADJUSTMENT. (a) No adjustment in the Exercise Price (and no related adjustment in the number of shares of Common Stock which may thereafter be purchased upon exercise of this Warrant) shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this
Section 12 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All such calculations under this Warrant shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

            (b) No adjustment need be made for a change in the par value of the Common Stock or from par value to no par value or from no par value to par value.

            13. NOTICE OF ADJUSTMENTS. Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly, but in no event later than five Trading Days thereafter, give a notice to the Holder setting forth the Exercise Price and number of shares of Common Stock which may be purchased upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment but which such statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

            14. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

            15. NOTICE TO HOLDER PRIOR TO CERTAIN ACTIONS. In case on or after the Issuance Date:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

            (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

            (c) the Board of Directors shall authorize any reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

            (d) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give the Holder, as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Company gives such notice to the Holder or is required to give such notice to the Holder, the Holder shall be entitled to give a subscription form to exercise this Warrant in whole or in part that is contingent on the completion of such action.

            16. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or

Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of all other Common Stock Equivalents from time to time outstanding (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

            17. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder in Person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed accompanied by an assignment form in the form attached to this Warrant, or other customary form, duly executed by the transferring Holder.

            18. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

            19. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 17, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

            20. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security), or (b) in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor without charge to the Holder.

            21. WARRANT AGENT. The Company may, by written notice to the Holder, appoint the transfer agent and registrar for the Common Stock as the Company's agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 2, and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of exchanging this Warrant pursuant to Section 18, and replacing this Warrant pursuant to Section 20, or any of the foregoing, and thereafter any such exchange or replacement, as the case may be, shall be made at such office by such agent.

            22. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            23. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Common Stock (or Other Securities) purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

            24. NOTICES, ETC. All notices and other communications from the Company to the Holder shall be in writing and delivered personally, by confirmed facsimile, by a nationally recognized overnight courier service or mailed by first class certified mail, postage prepaid, at such facsimile telephone number or address as may have been furnished to the Company in writing by the Holder or at such facsimile telephone number or the address shown for the Holder on the register of Warrants referred to in Section 18.

            25. TRANSFER RESTRICTIONS. This Warrant has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Warrant may not be transferred prior to the end of the holding period applicable to sales hereof under Rule 144(k) unless (1) the transferee is an "accredited investor" (as defined in Regulation D under the 1933 Act) or a QIB in a transfer that meets the requirements of Rule 144A and (2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Warrant may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus related thereto, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. If such transfer is intended to assign the rights and obligations of the Holder the Subscription Agreement, such transfer shall otherwise be made in compliance with the applicable provisions of the Subscription Agreement.

            26. RULE 144A INFORMATION REQUIREMENT. Within the period prior to the expiration of the holding period applicable to sales hereof under Rule 144(k) under the 1933 Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) under the 1934 Act, make available to the Holder and the holder of any shares of Common Stock issued upon exercise of this Warrant which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of this Warrant from the Holder, the information required pursuant to Rule 144A(d)(4) under the 1933 Act upon the request of the Holder and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Warrant without registration under the 1933 Act within the limitation of the exemption provided by Rule 144A, as Rule 144A may be amended from time to time. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

            27. RESTRICTIVE LEGENDS. The provisions of Section 5(b) of the Subscription Agreement and the related definitions of capitalized terms used therein and defined in the Subscription Agreement are by this reference incorporated herein as if set forth in full at this place.

            28. AMENDMENT; WAIVER. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Notwithstanding anything to the contrary contained herein, no amendment or waiver shall increase or eliminate the Restricted Ownership Percentage, whether permanently or temporarily, unless, in addition to complying with the other requirements of this Warrant, such amendment or waiver shall have been approved in accordance with the General Corporation Law of the State of Delaware and the Company's By-laws by holders of the outstanding shares of Common Stock entitled to vote at a meeting or by written consent in lieu of such meeting.

            29. MISCELLANEOUS. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings, captions and footers in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            30. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on its behalf by one of its officers thereunto duly authorized.

Dated:                                 HARKEN ENERGY CORPORATION



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                 ASSIGNMENT

            For value hereby sell(s), assign(s) and transfer(s) unto (Please insert social security or other Taxpayer Identification Number of assignee: ) the attached original, executed Warrant to purchase share of Common Stock of Harken Energy Corporation, a Delaware corporation (the "Company"), and hereby irrevocably constitutes and appoints attorney to transfer the Warrant on the books of the Company, with full power of substitution in the premises.

      In connection with any transfer of the Warrant within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the 1933 Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the 1933 Act), the undersigned confirms that such Warrant is being transferred:

      [     ]     To the Company or a subsidiary thereof; or

      [     ]     To a QIB pursuant to and in compliance with Rule 144A; or

      [     ]     To an "accredited investor" (as defined in Regulation D  under the 1933 Act)  pursuant  to  and in  compliance  with the 1933
                  Act; or

      [     ]     Pursuant to  and in  compliance with  Rule 144  under the 1933
                  Act;

and unless the box below is checked, the undersigned confirms that, to the knowledge of the undersigned, such Warrant is not being transferred to an "affiliate" (as defined in Rule 144 under the 1933 Act) of the Company.

      [     ]     The transferee is an affiliate of the Company.

            Capitalized terms used in this Assignment and not defined in this Assignment shall have the respective meanings provided in the Warrant.

Dated:                                         NAME:
       ---------------------------------             ---------------------------


                                               ---------------------------------
                                                         Signature(s)

                                                                       EXHIBIT 1

                              FORM OF SUBSCRIPTION

                           Harken Energy Corporation

                   (To be signed only on exercise of Warrant)

TO:   Harken Energy Corporation
      580 West Lake Park Boulevard
      Suite 600
      Houston, Texas  77079

      Attention:  Chief Financial Officer

      1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares (the "Exercise Shares") of Common Stock, as defined in the Warrant, of Harken Energy Corporation, a Delaware corporation (the "Company").

      2. The undersigned Holder (check one):

      [_] (a) elects to pay the Aggregate Exercise Price for such shares of Common Stock (i) in lawful money of the United States or by the enclosed certified or official bank check payable in United States dollars to the order of the Company
            in the  amount of  $                          ,  or (ii) by wire
                                --------------------------
            transfer  of  United  States  funds  to the  account of  the Company
            in  the  amount  of  $                            ,  which  transfer
                               ----------------------------
            has been made  before or  simultaneously  with the  delivery of this
            Form of Subscription pursuant to the instructions of the Company;

            or

      [_] (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2(b) of the Warrant.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other name(s) as is specified below:

      Name:
               ---------------------------------------------------

      Address:
               ---------------------------------------------------


      Social Security or Tax Identification Number (if any):

Dated:
                                    --------------------------------------------
                                    (Signature must conform to name of Holder as
                                        specified on the face of the Warrant)


                                         ---------------------------------------

                                         ---------------------------------------
                                         (Address)

                                                                        ANNEX IV

                                                                              TO
                                                                    SUBSCRIPTION

                                                                       AGREEMENT

                                                         April __, 2004

Alexandria Global Master Fund Ltd.
c/o Alexandria Investment Management, LLC
767 Third Avenue, 39th Floor

New York, NY 10017
Attention:  Slava Volman

Gentlemen:

         This opinion is being furnished pursuant to Section 7(g) of that certain Subscription Agreement, dated as of April __, 2004 (the "Agreement"), among Harken Energy Corporation, a Delaware corporation (the "Company"), and Alexandria Global Master Fund Ltd, a British Virgin Islands company (the "Buyer"), pursuant to which the Buyer has agreed to purchase the number of Preferred Shares set forth on the signature page to the Agreement together with the Closing Warrants for an aggregate Purchase Price of $5,000,000. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

         We have acted as counsel to the Company in connection with the preparation, execution and delivery of the Agreement and the other Transaction Documents (as defined below). As such counsel, we have examined and are familiar with and have relied upon the following documents:

         (a) the Certificate of Incorporation and By-laws, each as amended to date, of the Company;

         (b) a certificate of the Secretary of State of the State of Delaware, dated April __, 2004, attesting to the continued legal existence and corporate good standing of the Company in Delaware (the "Delaware Certificate");

         (c)      the Agreement;

         (d) the Certificate of Designations, the Warrants, and the Unit Purchase Warrants (together with the Agreement, the "Transaction Documents");

         (e) an Officer's Certificate from the Company to McGuireWoods LLP, dated as of the date hereof (the "Officer's Certificate"), a copy of which is attached hereto as Exhibit A; and

         (f) such other records of meetings, documents, instruments and certificates (including but not limited to certificates of public officials and officers of the Company) as we have considered necessary for purposes of this opinion.

         In our examination of the documents described above, we have assumed the genuineness of all signatures, the legal capacity of all individual signatories, the completeness of all corporate records provided to us, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies, and the authenticity of the originals of such latter documents.

         In rendering this opinion, we have relied, as to all questions of fact material to this opinion, upon certificates of public officials and officers of the Company and upon the representations and warranties made by the Company and the Buyer in the Agreement. We have not attempted to verify independently such facts, although nothing has come to our attention which would lead us to question the accuracy of such certificates or representations and warranties. We have also assumed, without independent investigation that no addressee of this opinion letter has any actual knowledge that any of our factual assumptions or opinions is inaccurate.

         Any reference herein to "our knowledge," or to any matter "known to us," "coming to our attention" or "of which we are aware," or any variation of any of the foregoing shall mean the conscious awareness of the attorneys in this firm who have rendered substantive attention to this transaction (including the preparation of the Transaction Documents and the transactions contemplated thereby) of the existence or absence of any facts which would contradict our opinions set forth below. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company. Without limiting the foregoing, we have not conducted a search of any electronic databases or the dockets of any court, administrative or regulatory body, agency or other filing office in any jurisdiction.

         For purposes of this opinion, we have assumed that the Transaction Documents have been duly authorized, executed and delivered by all parties thereto other than the Company, and that all such other parties have all requisite power and authority to effect the transactions contemplated by the Transaction Documents. We have also assumed that the Transaction Documents are the valid, binding and enforceable obligations of each party thereto other than the Company. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or compliance of any party to the Transaction Documents other than the Company.

         Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Furthermore, we express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. We are expressing no opinion herein as to the enforceability of Article 9 of the Agreement or any other provision of any agreement or document as to which we are opining herein which purports to indemnify any person against his, her or its own negligence or intentional misconduct.

         Our opinions expressed in paragraph 1 below, insofar as they relate to the due organization, valid existence and good standing of the Company, are based solely on the Delaware Certificate, and are limited accordingly, and, as to such matters, our opinions are rendered as of the respective dates of such certificates. We express no opinion as to the tax good standing of the Company in any jurisdiction.

         We are expressing no opinion herein with respect to compliance by the Company with state securities or "blue sky" laws, or with any state or federal securities antifraud laws.

         We are opining herein solely as to the state laws of the State of New York, the Delaware General Corporation Law statute and the federal laws of the United States of America. To the extent that any other laws govern any of the matters as to which we are opining below, we have assumed, with your permission and without independent investigation, that such laws are identical to the state laws of the State of New York, and we express no opinion as to whether such assumption is reasonable or correct.

         For purposes of our opinions rendered below, we have assumed that the facts and law governing the future performance by the Company of its obligations under the Transaction Documents will be identical to the facts and law governing its performance on the date of this opinion.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents, to carry out the transactions contemplated by the Transaction Documents and to conduct its business as it is, to our knowledge, currently conducted.

         2. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         3. The Shares have been duly authorized and the Preferred Shares, when issued and paid for in accordance with the Agreement and the Additional Preferred Shares, when issued and paid for in accordance with the Unit Purchase Warrants, and the Conversion Shares, when issued upon conversion of the Preferred Shares and the Additional Preferred Shares, and the Warrant Shares, when issued upon due exercise of the Warrants, in each such case will be duly authorized, validly issued, fully paid and non-assessable. The issuance of the Shares will not be subject to any preemptive or similar statutory right under the Delaware General Corporation Law statute or, to our knowledge, similar contractual rights granted by the Company.

         4. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not violate the provisions of the Certificate of Incorporation or By-laws of the Company, each as amended to date.

         5. Based in part on the Buyer's representations in Article 3 of the Agreement, the offer, issuance and sale of the Securities pursuant to the Agreement are exempt from registration under the Securities Act of 1933, as amended.

         6. To our knowledge, neither the execution, delivery and performance by the Company of any Transaction Document to which it is a party, nor the compliance by the Company with the terms and provisions thereof: (i) violates any present law, statute or regulation that, in each case, is applicable to the Company; or (ii) results in any breach of any of the terms of, or constitutes a default under, any agreement to which the Company is a party.

         7. Except as contemplated by the Transaction Documents, no consent, approval or authorization of, or filing with, any governmental authority that, in each case, is applicable to the Company is required for (i) the due execution, delivery and performance by the Company of any Transaction Document to which it is a party or
              (ii) the validity, binding effect or enforceability of any Transaction Document to which the Company is a party, except (A) in each case as have previously been made or obtained and (B) consents, approvals, authorizations or filings as may be required to be obtained or made by Buyer as a result of its involvement in the transactions contemplated by the Transaction Documents.

         This opinion is provided to you as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

         This opinion is rendered only to you and is solely for your benefit in connection with the transactions contemplated by Agreement. This opinion may not be relied upon by you for any other purpose, nor may this opinion be provided to, quoted to or relied upon by any other person or entity for any purpose without our prior written consent.

                                                               Very truly yours,

                                    EXHIBIT A

                            HARKEN ENERGY CORPORATION

                              Officers Certificate

         Pursuant Section 7(d) of the Subscription Agreement (the "Agreement") dated as of April __, 2004, among Harken Energy Corporation, a Delaware corporation (the "Company"), and Alexandria Global Master Fund Ltd, a British Virgin Islands company (the "Buyer"), the undersigned does hereby certify to the Buyer, and to McGuireWoods LLP for purposes of rendering the opinion set forth in Section 7(g) of the Agreement, on behalf of the Company as follows:

1. As of the date hereof, no legal action, suit or proceeding is pending or threatened which seeks to restrain or prohibit the transactions contemplated by the Agreement;

2. The representations and warranties of the Company contained in Article 4 of the Agreement, and each other agreement or instrument executed and delivered by the Company in connection with the Agreement, are true and correct at and as of the date hereof as though now made and as of the date hereof, the Company has performed all of the covenants required to be performed by it as of the date hereof pursuant to Article 5 of the Agreement;

3. As of the date hereof, no event which, if the Preferred Shares were outstanding, would constitute an Optional Redemption Event or, with the giving of notice or the passage of time or both, would constitute an Optional Redemption Event, has occurred and is continuing;

4. Capitalized terms used but not defined in this certificate have the meaning ascribed to such terms in the Agreement.

         IN WITNESS WHEREOF, the undersigned on behalf of, and solely in his capacity as an officer of, the Company has signed this Certificate on the __th day of April, 2004.

                                                  HARKEN ENERGY CORPORATION


                                                  ------------------------------
                                                  Name:      Elmer A. Johnston
                                                  Title:     General Counsel

                                                                       ANNEX V
                                                                          TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

                         [Letterhead of Company Counsel]

                                                          [SEC Effective Date]





To the Person Listed on
Schedule A Hereto

                          RE: HARKEN ENERGY CORPORATION

Ladies and Gentlemen:

                  We have  acted as  counsel  to Harken  Energy  Corporation,  a
Delaware corporation (the "Company"), in connection with the preparation and filing of the Company's Registration Statement on Form S-_ (File No. 333-______) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"), in connection with the issuance by the Company to the Buyer listed on Schedule A hereto (the "Buyer") of an aggregate of [50,000] shares (the "Preferred Shares") of the Company's Series J Convertible Preferred Stock, $1.00 par value (the "Preferred Stock"), Common Stock Purchase Warrants (the "Warrants") to purchase shares of Common Stock, $.01 par value (the "Common Stock"), of the Company and Unit Purchase Warrants (the "Unit Purchase Warrants") to purchase units consisting of additional shares of Preferred Stock and additional Warrants. The Preferred Shares, the Warrants and the Unit Purchase Warrants were acquired by the Buyer pursuant to the Subscription Agreement, dated as of April __, 2004, by and between the Company and the Buyer (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

                  Pursuant to the Agreement, the Company agreed with the Buyer, among other things, to register for resale (i) the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares"), (ii) the shares of Common Stock issuable in payment of dividends on the Preferred Shares (the "Dividend Shares"), and (iii) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares" and, together with the Conversion Shares and the Dividend Shares, the "Shares") under the Securities Act of 1933, as amended (the "1933 Act"), upon the terms provided in the Agreement. On ___________ ___, ____, the Company filed the Registration Statement with the SEC relating to the Shares, which names the Buyer as a selling stockholder thereunder.

                  [OTHER INTRODUCTORY STATEMENTS ACCEPTABLE TO THE BUYER MAY BE INCLUDED PRIOR TO EXECUTION OF SUBSCRIPTION AGREEMENT]

                  Based upon the foregoing, it is our opinion that:

                  (1) Since the Closing Date, the Company has, to our knowledge, timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and all of such forms, reports and other documents complied as to form, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act;

                  (2) The Registration Statement and the Prospectus contained therein (the "Prospectus") (other than the financial statements and schedules and other financial and statistical information contained or incorporated by reference therein, as to which we have not been requested to and do not express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder; and

                  (3) The Registration Statement has become effective under the 1933 Act, to our knowledge, no stop order proceedings with respect thereto have been instituted or threatened by the SEC, and the Prospectus may be used by the selling stockholders named therein for resale of the Shares in accordance with the 1933 Act and the "Plan of Distribution" contained in the Prospectus.

                  This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm or entity without our prior written consent.

                                                          Very truly yours,

                                   SCHEDULE A

Alexandra Global Master Fund Ltd.
c/o Alexandra Investment Management, LLC
767 Third Avenue
39th Floor
New York, New York  10017

                                                                      ANNEX VI
                                                                          TO
                                                                    SUBSCRIPTION
                                                                      AGREEMENT

                                         Name: Alexandra Global Master Fund Ltd.

                       PROSPECTIVE PURCHASER QUESTIONNAIRE
             (CORPORATIONS, PARTNERSHIPS, TRUSTS AND OTHER ENTITIES)

HARKEN ENERGY CORPORATION
580 West Lake Park Boulevard
Suite 600
Houston, Texas  77079

Ladies and Gentlemen:

         The information contained herein is being furnished so that HARKEN ENERGY CORPORATION, a Delaware corporation (the "Company"), may determine whether (1) the sale of Series J Convertible Preferred Stock, $1.00 par value (the "Preferred Stock"), of the Company which will be convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company, (2) the issuance of Common Stock Purchase Warrants (the "Warrants") to purchase shares of Common Stock of the Company, (3) the issuance of Unit Purchase Warrants (the "Unit Purchase Warrants") to purchase units consisting of shares of Preferred Stock and Warrants and (4) the offer of shares of Common Stock issuable on conversion of the Preferred Stock and exercise of the Warrants may be made to the undersigned without registration under the Securities Act of 1933, as amended (the "Act"), and applicable state securities or "blue sky" laws in connection with the Company's offering (the "Offering") of the Preferred Stock, the Unit Purchase Warrants and the Warrants.

         The undersigned understands that (i) the Company will rely upon the accuracy and completeness of the information contained herein for purposes of such determination, and (ii) the offer and sale of the Preferred Stock and the offer of the Unit Purchase Warrants and the Warrants and the Common Stock will not be registered under the Act in reliance upon exemptions from registration thereunder.

         The undersigned (i) represents and warrants that the information contained herein is complete and accurate as of the date set forth on the signature page hereto and will be complete and accurate as of the date of acceptance by the Company of the undersigned's subscription and (ii) agrees to notify the Company in writing immediately of any material changes in any such information occurring prior to the acceptance by the Company of the undersigned's purchase of the Preferred Stock and acquisition of the Unit Purchase Warrants and the Warrants.

         The undersigned also understands and agrees that, although the Company will use its best efforts to keep confidential the information provided in answers to this Questionnaire, the Company may present this Questionnaire and the information provided in answers thereto to such parties as it deems

                                                       HARKEN ENERGY CORPORATION
                                             Prospective Purchaser Questionnaire
                                                                          Page 2


advisable (a) if called upon to establish either the availability under any federal or state securities laws of an exemption from registration of the Offering or compliance with any other legal requirement, or (b) if the contents hereof are relevant to any issue in any action, investigation, suit or proceeding to which the Company is a party, is subject, or by which it is or may be bound. Further, the undersigned understands that the Offering will be reported to the U.S. Securities and Exchange Commission pursuant to the requirements of applicable federal law and to various state securities or "blue sky" commissioners pursuant to applicable laws.

                                                       HARKEN ENERGY CORPORATION
                                             Prospective Purchaser Questionnaire
                                                                          Page 3


              ANSWER ALL QUESTIONS. ANSWER "N/A" IF NOT APPLICABLE.

A.   GENERAL INFORMATION

1.   THE INVESTING ENTITY

     Name                            Alexandra Global Master Fund Ltd.
         -----------------------------------------------------------------------
     Principal place of business        c/o Alexandra Investment Management, LLC
                                ------------------------------------------------
                                            767 Third Avenue
                                            39th Floor
                                            New York, New York  10017

     Telephone number 212-301-1800 Facsimile or telecopy number 212-301-1810 Form of entity British Virgin Islands international business company State or other jurisdiction in which incorporated or formed British Virgin Islands Date of incorporation or formation December 17, 2001

2.   CONTACT PERSON FOR THE ENTITY

     Name of contact person     Mr. Slava Volman
                            ----------------------------------------------------
     Telephone number              212-301-1800
                      ----------------------------------------------------------
B.   INVESTOR ACCREDITATION

      1. The Preferred Stock will be sold and the Unit Purchase Warrant and the Warrants will be issued only to investors who are "accredited investors" (as defined in Regulation D promulgated under the Act). Please indicate the basis of "accredited investor" status of the undersigned entity by checking the applicable statement or statements.

      The undersigned entity is (indicate any which apply):

      __ (i) a bank, as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity, or (ii) an insurance company, as defined in Section 2(13) of the Act;

      __ an investment company registered under the Investment Company Act of 1940;

      __ (i) a business development company, as defined in Section 2(a)(48) of the Investment Company Act of 1940, or (ii) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                                                       HARKEN ENERGY CORPORATION
                                             Prospective Purchaser Questionnaire
                                                                          Page 4



      __ an employee  benefit plan within the meaning of Title I of the Employee
         Retirement Income Security Act of 1974, as amended ("ERISA"), and (a) the investment decision is made by a plan fiduciary, as defined in
         Section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company or a registered investment adviser, or (b) the employee benefit plan has total assets in excess of $5,000,000;

      __ a  private  business   development   company,  as  defined  in  Section
         202(a)(22) of the Investment Advisers Act of 1940;

      X a corporation, partnership, Massachusetts trust or similar business trust, or an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), with total assets in excess of $5,000,000, and not formed for the specific purpose of acquiring the Preferred Stock and the Warrants;

      __ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Preferred Stock and the Warrants, whose purchase is directed by a person who either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

      __ an entity in which each and every one of the equity owners is an accredited investor, which means that each such owner meets one of the categories listed above in this Question 1 or is an individual:

         (a) whose individual net worth* or whose individual net worth combined with that of such individual's spouse, is in excess of $1,000,000; or

         (b) whose individual annual income** in each of the two most recent years was in excess of $200,000 and who reasonably expects his or her individual income in the current year to be in excess of $200,000; or

         (c) whose individual annual income, combined with his or her spouse's individual annual income, in each of the two most recent years was in excess of $300,000 and who reasonably expects his or her individual annual income, combined with his or spouse's individual annual income, for the current year to be in excess of $300,000.

                                                       HARKEN ENERGY CORPORATION
                                             Prospective Purchaser Questionnaire
                                                                          Page 5


         * The term "net worth" means total assets (including all residences) less total liabilities (including mortgages).

         ** The term "income" for these purposes means gross income (reported on the Federal tax return) increased by adding back any deduction taken for long term capital gains under section 1202 of the Code, and deduction for depletion under sections 611 et seq. of the Code, any exclusion for interest under section 103 of the Code, and any losses of a partnership allocated to the individual limited partner as reported on Schedule E of Form 1040.

      2. The net worth of the undersigned entity is in excess of $
                                                                  --------------


Date: April 27, 2004               NAME OF HOLDER:

                                   ALEXANDRA GLOBAL MASTER FUND LTD.

                                   BY:  ALEXANDRA INVESTMENT
                                        MANAGEMENT, LLC, AS INVESTMENT ADVISOR

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title: